PROSPECTUS


                                  $105,000,000

                      ING CLARION REAL ESTATE INCOME FUND

                 Auction Preferred Shares ("Preferred Shares")
                            4,200 Shares, Series W28

                    Liquidation Preference $25,000 Per Share
                             ---------------------


    The Fund. ING Clarion Real Estate Income Fund (the "Trust") is a recently organized, non-diversified, closed-end management investment company. ING Clarion Real Estate Securities, L.P. is the Trust's investment advisor, and Clarion Capital LLC is the Trust's sub-advisor.


    Investment Objectives. The Trust's primary investment objective is high current income, and the Trust's secondary investment objective is capital appreciation. There can be no assurance that the Trust's investment objectives will be achieved.

    Portfolio Contents. Under normal market conditions, the Trust will invest at least 90% of its total assets in income-producing "Real Estate Securities." The Trust will invest at least 70% of its total assets in Real Estate Equity Securities and may invest up to 30% of its total assets in Real Estate Fixed Income Securities. Real Estate Securities consist of both "Real Estate Equity Securities" and "Real Estate Fixed Income Securities." Real Estate Equity Securities include common stocks, preferred stocks, convertible preferred stocks and convertible debt securities issued by real estate companies, such as real estate investment trusts ("REITs"). Real Estate Fixed Income Securities include:
(i) mortgage and asset backed securities, primarily commercial mortgage-backed securities ("CMBS") and collateralized bond obligations backed primarily by commercial real estate ("CBOs"); (ii) subordinated interests of individual loans secured by commercial real estate ("B Notes"); and (iii) unsecured debt of real estate companies.

    In addition, the Trust will not invest more than 20% of its total assets in non-investment grade debt securities (commonly known as "junk bonds") and preferred stock or in debt securities or preferred stock considered by the Trust's investment advisor and/or sub-advisor to be of below investment grade credit quality. Debt securities and preferred stock of non-investment grade credit quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. The Trust may invest up to 10% of its total assets in securities of non-U.S. issuers.

                             ---------------------

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    SEE "RISKS" ON PAGES 17 TO 27 FOR FACTORS THAT SHOULD BE CONSIDERED BEFORE INVESTING IN THE PREFERRED SHARES OF THE TRUST. THE MINIMUM PURCHASE AMOUNT OF PREFERRED SHARES IS $25,000.


                                                                                                   PROCEEDS, BEFORE
                                                                                                   EXPENSES, TO THE
                                                              PUBLIC OFFERING PRICE   SALES LOAD       TRUST(1)
                                                              ---------------------   ----------   ----------------
Per Share(2)................................................      $     25,000        $      250     $     24,750
Total.......................................................      $105,000,000        $1,050,000     $103,950,000


---------------

(1) The Trust, its investment advisor, ING Clarion Real Estate Securities, L.P., and its investment sub-advisor, Clarion Capital LLC, have agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933 and the Investment Company Act of 1940.

(2) Plus accumulated dividends, if any, from the date the Preferred Shares are issued, but before offering expenses payable by the Trust of $203,000.


    The Underwriters are offering the Preferred Shares subject to various conditions. The Underwriters expect to deliver the Preferred Shares to purchasers, in book-entry form, through the facilities of The Depository Trust Company on or about November 24, 2003.

                             ---------------------
A.G. EDWARDS & SONS, INC.
                                    MERRILL LYNCH & CO.
                                                             CITIGROUP
                             ---------------------

                      Prospectus dated November 20, 2003.

     The Trust's Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     The Trust is offering 4,200 shares of Series W28 Auction Preferred Shares. The shares are referred to in this prospectus as "Preferred Shares." The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Trust's common shares as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the Preferred Shares be offered with ratings of "Aaa" and "AAA" from Moody's Investors Service ("Moody's") and Fitch Ratings ("Fitch"), respectively.


     The dividend rate for the initial dividend rate period will be 1.16%. The initial rate period is from the date of issuance through December 17, 2003 (the "Initial Rate Period"). For subsequent rate periods (the "Subsequent Rate Periods"), Preferred Shares pay dividends based on a rate set at auction, usually held every 28 days. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction.


     The Preferred Shares are redeemable, in whole or in part, at the option of the Trust on any dividend payment date for the Preferred Shares and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid dividends to the date of the redemption, plus a premium in certain circumstances.

     Preferred Shares are not listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the Auction Agent and the Trust or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this secondary market, and this market may not provide you with liquidity.


     You should read this prospectus, which contains important information about the Trust and the Preferred Shares, before deciding whether to invest in the Preferred Shares and retain it for future reference. A Statement of Additional Information, dated November 20, 2003, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 46 of this prospectus, by calling 800-433-8191 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Financial Highlights (Unaudited)............................    7
The Trust...................................................    8
Use of Proceeds.............................................    8
Capitalization (Unaudited)..................................    9
The Trust's Investments.....................................    9
Borrowings and Use of Leverage..............................   15
Interest Rate Transactions..................................   16
Risks.......................................................   17
Management of the Trust.....................................   27
Description of Preferred Shares.............................   31
The Auction.................................................   38
Description of Common Shares................................   40
Certain Provisions in the Agreement and Declaration of
  Trust.....................................................   41
Repurchase of Common Shares.................................   42
Federal Income Tax Matters..................................   42
Underwriting................................................   44
Custodian, Transfer Agent and Auction Agent.................   45
Legal Opinions..............................................   45
Available Information.......................................   45
Table of Contents for the Statement of Additional
  Information...............................................   46
Privacy Principles of the Trust.............................   46


YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. THE TRUST'S BUSINESS, FINANCIAL CONDITION AND PROSPECTUS MAY HAVE CHANGED SINCE THAT DATE.

                               PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information that you should consider before investing in the Preferred Shares. You should read the more detailed information contained in this prospectus, the Statement of Additional Information and the Trust's Statement of Preferences of Auction Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.


The Trust.....................   ING Clarion Real Estate Income Fund is a
                                 recently organized, non-diversified, closed-end management investment company. Throughout the prospectus, we refer to ING Clarion Real Estate
                                 Income Fund simply as the "Trust" or as "we,"
                                 "us" or "our." See "The Trust." The Trust's common shares are traded on the American Stock
                                 Exchange under the symbol "IIA". See
                                 "Description of Common Shares." As of October
                                 31, 2003, the Trust had 14,806,981 common
                                 shares outstanding and net assets of
                                 $213,160,632.


The Offering..................   The Trust is offering 4,200 shares of Series
                                 W28 Preferred Shares at a purchase price of $25,000 per share. Preferred Shares are being offered by the underwriters listed under "Underwriting."

Investment Objectives.........   The Trust's primary investment objective is
                                 high current income; and the Trust's secondary investment objective is capital appreciation.
                                 The Trust's investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. See "The Trust's Investments." There can be no assurance that the Trust's investment objectives will be achieved.

Investment Policies...........   The Trust has a policy of concentrating its
                                 investments in the real estate industry and not in any other industry. Under normal market conditions, the Trust will invest at least 90% of its total assets in Real Estate Securities and at least 70% of its total assets in Real
                                 Estate Equity Securities. The Trust may invest up to 30% of its total assets in Real Estate
                                 Fixed Income Securities.

                                 The Trust will invest primarily in Real Estate Equity Securities with market capitalizations that range, in the current market environment, from $100 million to $12 billion, and will average $1 billion. The Trust will invest primarily in Real Estate Fixed Income Securities that mature at a minimum in one year and at a maximum in 30 years and, in the current market environment, will mature on average in 10 years.

                                 The Trust will not invest more than 20% of its total assets in debt securities or preferred stock of below investment grade quality or considered by the Advisor or the Sub-Advisor to be of below investment grade quality. Investment grade quality securities are those that are rated within the four highest grades (i.e., Baa3 or BBB- better) by Moody's, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Fitch at the time of investment or are considered by the Advisor or the Sub-Advisor to be of equivalent credit quality. The Trust defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets invested in such real estate.

                                 A common type of real estate company, a REIT, is a company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to its shareholders if it complies with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, REITs tend to pay relatively high dividends (as compared to other types of companies), and the Trust intends to use these REIT dividends in an effort to meet its primary objective of high current income.

                                 The Trust may invest up to 10% of its total assets in securities of non-U.S. issuers.

                                 The Trust's compliance with these percentage limitations is measured solely at the time of investment.

                                 Although not intended to be significant
                                 elements in the Trust's investment strategy, from time to time the Trust may use various other investment management techniques that also involve certain risks and special considerations, including: engaging in interest rate transactions, short sales and options; engaging in foreign currency transactions in connection with the Trust's investment in securities of non-U.S. issuers; and making forward commitments. See "The Trust's Investments."


Investment Advisor and
Sub-Advisor...................   ING Clarion Real Estate Securities, L.P. ("ING
                                 Clarion RES" or the "Advisor") is the Trust's investment advisor, and Clarion Capital LLC
                                 ("Clarion Capital" or the "Sub-Advisor") selects the Trust's Real Estate Fixed Income
                                 Securities. Throughout the prospectus, we sometimes refer to ING Clarion RES and Clarion
                                 Capital collectively as the "Advisors" or "ING
                                 Clarion."


                                 As of September 30, 2003, ING Clarion RES had approximately $2.4 billion in assets under management and Clarion Capital had approximately $1.7 billion in assets under management. An affiliate, ING Clarion Partners, manages over $9.2 billion of private market real estate with nearly 600 employees operating from 28 offices nationwide. All three entities share a common real estate research platform and manage collectively over $13 billion in diverse real estate securities and real estate assets. ING Clarion RES and Clarion Capital are subsidiaries of the ING Group N.V. ("ING Group"), a global financial services organization based in The Netherlands and operating in 60 countries with over 100,000 employees and $500 billion in assets under management. ING Group conducts business across all financial markets and asset classes with a significant presence in banking, insurance and investment management. ING Group's Real Estate Division ("ING Real Estate") is the third largest global real estate man-ager and investor with $44 billion in real estate assets under management as of September 30, 2003. ING Real Estate is a global organization with offices in The Netherlands, Belgium, France, Great Britain, Spain, Germany, Italy, the Czech Republic, Poland, Hungary, Singapore, China, the United States and Australia.


Borrowings and Leverage.......   The Trust may, but is not required to, use
                                 leverage for investment purposes. In addition to issuing Preferred Shares, the Trust may borrow money. Such borrowings will have seniority over Preferred Shares, and payments to holders of Preferred Shares in liquidation or otherwise will be subject to the prior payment of any borrowings. See "Borrowings and Use of Leverage."


Interest Rate Transactions....   In connection with the Trust's anticipated use
                                 of leverage through the sale of Preferred
                                 Shares or borrowings, the Trust may enter into interest rate swaps or options. The Trust would use interest rate swaps or options only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common shares net earnings as a result of the Trust's leverage. The use of interest rate swaps and options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions, including counterparty risk and early termination risk. See "Borrowings and Use of Leverage" and "Interest Rate Transactions" for additional information.

Risk Factors..................   Risk is inherent in all investing. Therefore,
                                 before investing in the Preferred Shares you should consider certain risks carefully. The primary risks of investing in the Preferred
                                 Shares are:

                                      - if an auction fails you may not be able
                                        to sell some or all of your shares;

                                      - because of the nature of the market for
                                        Preferred Shares, you may receive less
                                        than the price you paid for your shares
                                        if you sell them outside of the auction, especially when market interest rates are rising;

                                      - a rating agency could suspend, withdraw
                                        or downgrade the rating assigned to the
                                        Preferred Shares, which could affect
                                        liquidity;

                                      - the Trust may be forced to redeem your
                                        shares to meet regulatory or rating
                                        agency requirements or may voluntarily
                                        redeem your shares in certain
                                        circumstances;

                                      - in certain circumstances, the Trust may
                                        not earn sufficient income from its
                                        investments to pay dividends;

                                      - if interest rates rise, the value of the
                                        Trust's investment portfolio will
                                        decline, reducing the asset coverage for the Preferred Shares;

                                      - the Trust intends to concentrate its
                                        assets in the real estate industry and
                                        therefore the performance of the Trust
                                        will be closely linked to the
                                        performance of the real estate markets;

                                      - if interest rates rise, the value of the
                                        Trust's investment portfolio will
                                        decline, reducing the asset coverage for the Preferred Shares;

                                      - the Trust may invest up to 20% of its
                                        total assets in debt securities or
                                        preferred stock that are below
                                        investment grade quality or are
                                        considered by the Advisor or the Sub-
                                        Advisor to be of below investment grade
                                        quality, which are regarded as having
                                        predominately speculative
                                        characteristics with respect to the
                                        issuer's capacity to pay interest and
                                        principal; and

                                      - the Trust is a non-diversified
                                        management investment company and
                                        therefore may be more susceptible to any single, economic, political or regulatory occurrence.

                                 In addition, an investment in the Trust may entail the following risks:

                                      - The Trust may invest in Real Estate
                                        Equity Securities of smaller
                                        capitalization companies which, like
                                        other smaller company stocks, can be
                                        more volatile than, and perform
                                        differently from, larger company stocks.

                                      - The Trust may invest in CBOs, the
                                        returns on the lower tranches of which
                                        are especially sensitive to the rate of
                                        defaults in the collateral pool, which
                                        increases the risk of the Trust losing
                                        money on its investment in lower CBO
                                        tranches.

                                      - Investments in CMBS, especially lower
                                        rated securities, involve the risks of
                                        interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). In addition, the underlying commercial properties may not be able to continue to generate cash to meet their expenses due to a variety of economic conditions.

                                      - The Trust may invest in B Notes which
                                        are commercial mortgage loans typically
                                        (a) secured by a first mortgage on a
                                        single large commercial property or
                                        group of related properties and (b)
                                        subordinated to an "A Note" secured by
                                        the same first mortgage on the same
                                        collateral. As a result, if an issuer
                                        defaults, there may not be sufficient
                                        funds remaining for the holder of the B
                                        Note.

                                      - The Trust may invest up to 10% of its
                                        total assets in real estate securities
                                        of non-U.S. issuers or that are
                                        denominated in various foreign
                                        currencies or multinational currency
                                        units ("Foreign Securities"). Such
                                        investments involve certain risks not
                                        involved in domestic investments.

                                 For additional risks of investing in the Trust, see "Risks" below.

Trading Market................   Preferred Shares are not listed on an exchange.
                                 Instead, you may buy or sell the Preferred
                                 Shares at an auction that normally is held every 28 days, by submitting orders to a broker-dealer that has entered into an agreement with the Auction
                                 Agent and the Trust (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.


                                 The first auction date for the Preferred Shares will be December 17. The first auction date for the Preferred Shares will be the business day before the dividend payment date for the Initial Rate Period for the Preferred Shares. The start date for Subsequent Rate Periods will normally be the business day following the auction dates unless the then-current Rate Period is a Special Rate Period or the first day of the Subsequent Rate Period is not a business day.


Dividends.....................   The table below shows the dividend rate for the
                                 Initial Rate Period on the Preferred Shares offered in this prospectus. For Subsequent Rate
                                 Periods, Preferred Shares will pay dividends based on a rate set at auctions, normally held every 28 days. In most instances, dividends are also paid every 28 days, on the first business day following the end of the Rate Period. The rate set at auction will not exceed the maximum
                                 Applicable Rate. See "Description of Preferred
                                 Shares -- Dividends and Rate Periods."

                                 In addition, the table below also shows the date from which dividends on the Preferred Shares will accumulate at the initial rate, the dividend payment date for the Initial Rate Period and the day on which dividends will normally be paid. If the day on which dividends otherwise would be paid is not a business day, then your dividends will be paid on the first business day that falls after that day.

                                 Finally, the table below shows the number of days of the Initial Rate Period for the Preferred Shares. Subsequent Rate Periods generally will be 28 days. The dividend payment date for Special Rate Periods of more or less than 28 days will be set out in the notice designating a Special Rate Period. See "Description of Preferred Shares -- Dividends and Rate Periods -- Declaration of Special Rate Periods."


                                                                  NUMBER OF
                                                                   DAYS OF      INITIAL        DATE OF        DIVIDEND PAYMENT
                                                                 INITIAL RATE   DIVIDEND   ACCUMULATION AT    DATE FOR INITIAL
                                                                    PERIOD        RATE      INITIAL RATE*       RATE PERIOD*
                                                                 ------------   --------   ----------------   ----------------
                                          Series W28...........       24         1.16%       November 24        December 18


                                ------------------------------------------------

                                 * All dates are 2003.

Ratings.......................   The Preferred Shares are expected to be issued
                                 with a rating of "AAA" from Fitch and "Aaa" from Moody's. In order to maintain these ratings, the Trust must own portfolio securities of a sufficient value and with adequate credit quality and diversification to meet the rating agencies' guidelines. See
                                 "Description of Preferred Shares -- Rating
                                 Agency Guidelines and Asset Coverage."

Redemption....................   The Trust may be required to redeem the
                                 Preferred Shares if, for example, the Trust does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Trust voluntarily may redeem Preferred Shares under certain conditions. See "Description of
                                 Preferred Shares -- Redemption" and
                                 "Description of Preferred Shares -- Rating
                                 Agency Guidelines and Asset Coverage."

Liquidation Preference........   The liquidation preference for the Preferred
                                 Shares will be $25,000 per share plus
                                 accumulated but unpaid dividends. See
                                 "Description of Preferred
                                 Shares -- Liquidation."

Voting........................   The holders of preferred shares, including
                                 Preferred Shares, voting as a separate class, have the right to elect at least two trustees of the Trust at all times. Such holders also have the right to elect a majority of the trustees in the event that two years' dividends on the preferred shares are unpaid. In each case, the remaining trustees will be elected by holders of common shares and preferred shares, including Preferred Shares, voting together as a single class. The holders of preferred shares, including Preferred Shares, will vote as a separate class or classes on certain other matters as required under the Trust's Agreement and Declaration of Trust, the Investment
                                 Company Act of 1940 (the "Investment Company
                                 Act") and Delaware law. See "Description of
                                 Preferred Shares -- Voting Rights" and "Certain
                                 Provisions in the Agreement and Declaration of Trust."

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

     Information contained in the table below shows the unaudited operating performance of the Trust from the commencement of the Trust's investment operations on September 16, 2003 through October 31, 2003. Since the Trust was recently organized and commenced investment operations on September 16, 2003, the table covers approximately one month of operations, during which a substantial portion of the Trust's portfolio was held in temporary investments pending investment in securities that meet the Trust's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Trust's future operating performance.

PER SHARE OPERATING PERFORMANCE FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                                FOR THE PERIOD
                                                              SEPTEMBER 16, 2003*
                                                                    THROUGH
                                                               OCTOBER 31, 2003
                                                              -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $  14.33**
                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.....................................           0.09
  Net unrealized gain.......................................          (0.02)
                                                                   --------
     Total from investment operations.......................           0.07
                                                                   --------
NET ASSET VALUE, END OF PERIOD..............................       $  14.40
                                                                   ========
MARKET VALUE, END OF PERIOD.................................       $  14.86
                                                                   ========
TOTAL INVESTMENT RETURN***
  Net asset value...........................................           0.49%
  Market value..............................................          -0.93%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands).......................       $213,160
Ratio of net expenses to average net assets, after fee
  waiver....................................................           1.16%****
Ratio of net expenses to average net assets, before fee
  waiver....................................................           1.41%****
Ratio of net investment income to average net assets........           5.92%****
Portfolio turnover rate.....................................              0%

---------------

   * Commencement of investment operations.

  ** Net asset value at September 16, 2003.

 *** Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 per share paid by the common stockholders on the first day and a sale at net asset value on the last day of the period reported. Total investment return based upon market value is calculated assuming a purchase of common stock at the then-current market price of $15.00 on September 16, 2003 (commencement of operations). Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

**** Annualized.

See notes to financial statements.

                                   THE TRUST

     The Trust is a recently organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on July 16, 2003 pursuant to an Agreement and Declaration of Trust, as amended and restated, governed by the laws of the State of Delaware. On September 30, 2003, the Trust issued an aggregate of 14,000,000 common shares of beneficial interest, par value $.001 per share, pursuant to an initial public offering and commenced its investment operations. The Trust granted to the underwriters an option to purchase up to 2,100,000 additional common shares solely for the purpose of covering over-allotments in connection with the common share offering. On October 16, 2003, such underwriters purchased, at a price of $14.325 per common share, an additional 800,000 common shares of the Trust pursuant to the over-allotment option for net proceeds, after expenses, to the Trust of $11,456,000. The Trust's common shares are traded on the American Stock Exchange under the symbol "IIA". The Trust's principal office is located at 259 North Radnor Chester Road, Suite 205, Radnor, Pennsylvania 19087.

     The following provides information about the Trust's outstanding shares as of October 31, 2003:

                                                                  AMOUNT HELD BY
TITLE OF CLASS                         AMOUNT AUTHORIZED   THE TRUST OR FOR ITS ACCOUNT   AMOUNT OUTSTANDING
--------------                         -----------------   ----------------------------   ------------------
Common shares........................      Unlimited                     0                  14,806,980.803
Preferred shares.....................      Unlimited                     0                               0
Series W28...........................          6,363                     0                               0

                                USE OF PROCEEDS

     The net proceeds of this offering will be approximately $103,747,000 after payment of the sales load and estimated offering costs. The Trust will invest the net proceeds of the offering to repay outstanding borrowings with the remainder invested in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest substantially all of the net proceeds remaining after the payment of outstanding borrowings in securities that meet the Trust's investment objective and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in high quality short-term fixed income securities. If necessary, the Trust may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in securities of the type in which the Trust may invest directly.

                           CAPITALIZATION (UNAUDITED)

     The following table sets forth the capitalization of the Trust as of October 31, 2003, and as adjusted to give effect to the issuance of the Preferred Shares (including estimated offering expenses and sales loads of 1,253,000) offered hereby.

                                                                 ACTUAL      AS ADJUSTED
                                                              ------------   ------------
Preferred shares, $.001 par value, $25,000 stated value per
  share, at liquidation value; unlimited shares authorized
  (no shares issued; 4,200 shares issued, as adjusted)......  $         --   $105,000,000
Common Shareholder's Equity:
Common shares, $.001 par value, unlimited shares authorized,
  14,806,981 shares outstanding*............................        14,807         14,807
Paid-in surplus.............................................   212,095,193    210,842,193
Balance of undistributed net investment income..............     1,297,100      1,297,100
Accumulated net realized gain/loss from investment
  transactions..............................................            --             --
Net unrealized appreciation/depreciation of investments.....      (246,468)      (246,468)
Net assets attributable to Common Shares....................   213,160,632    211,907,632
Managed Assets..............................................   213,160,632    316,907,632

---------------

* None of these outstanding shares are held by or for the account of the Trust.

                            THE TRUST'S INVESTMENTS

     The following section describes the Trust's investment objectives, significant investment policies and investment techniques. More complete information describing the Trust's significant investment policies and techniques, including the Trust's fundamental investment restrictions, can be found in the Statement of Additional Information, which is herein incorporated by reference.

INVESTMENT OBJECTIVES AND POLICIES

     The Trust's primary investment objective is high current income and its secondary investment objective is capital appreciation. The Trust has a policy of concentrating its investments in the real estate industry and not in any other industry. The Trust's investment objectives and its policy of concentrating its investments in the real estate industry are fundamental and may not be changed without shareholder approval. Unless otherwise indicated, the Trust's other investment policies are not fundamental and may be changed by the Board of Trustees without shareholder approval, although we have no current intention of doing so. There can be no assurance that the Trust's investment objectives will be achieved.

     Under normal market conditions, the Trust:

     - will invest at least 90% of its total assets in Real Estate Securities;

     - will invest at least 70% of its total assets in Real Estate Equity Securities; and

     - may invest up to 30% of its total assets in Real Estate Fixed Income Securities.

     The Trust will primarily invest in Real Estate Equity Securities with market capitalizations that range, in the current market environment, from $100 million to $12 billion, and are expected to average $1 billion. The Trust will primarily invest in Real Estate Fixed Income Securities that mature at a minimum in one year and at a maximum in 30 years and, in the current market environment, are expected to mature on average in 10 years.

     The Trust will not invest more than 20% of its total assets in debt or preferred securities of below investment grade quality or considered by the Advisor or the Sub-Advisor to be of below investment grade quality. Investment grade quality securities are those that have received a rating within the four highest rating categories (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P or Fitch) or are unrated securities of comparable quality as determined by the Advisors. This credit quality policy applies only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades or withdraws its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded or as to which it has withdrawn a rating, the Advisors may consider such factors as the Advisors' assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. See Appendix A in the Statement of Additional Information for a description of security ratings.

     The Trust may invest up to 10% of its total assets in Foreign Securities.

     The Trust's compliance with these percentage limitations is measured solely at the time of investment.

     Although not intended to be a significant element in the Trust's investment strategy, from time to time the Trust may use various other investment management techniques that also involve certain risks and special considerations, including:

     - engaging in interest rate transactions, short sales and options;

     - engaging in foreign currency transactions in connection with the Trust's investment in Foreign Securities; and

     - making forward commitments.

     The Trust has a non-fundamental policy of investing at least 90% of its total assets in Real Estate Securities. If the Board of Trustees of the Trust changes this non-fundamental policy to one allowing the Trust to invest less than 80% of its total assets in Real Estate Securities, the Trust will provide shareholders with at least 60 days prior notice of such change if the change has not first been approved by shareholders, which notice will comply with the Investment Company Act and the regulations thereunder.

APPROACH TO SELECTING SECURITIES

     Specific to real estate equity investing, ING Clarion RES uses intensive financial analysis to identify securities that it believes have the most attractive characteristics. Securities selection is made with consideration of income and total return potential based on relative value analysis. A real estate company's earnings are heavily dependent on the conditions of the real estate market (e.g., supply and demand), the location and quality of its assets, and management's ability to add value through operating strategies, asset repositioning or development. ING Clarion RES assesses the relative value of a broad universe of real estate securities based on financial modeling of a company's earnings potential and balance sheet, extensive field research to evaluate the quality of a company's real estate assets, intensive interaction with management to assess competence and incentives, and an evaluation of the company's strategies in light of current and expected real estate market conditions. ING Clarion RES draws upon a multi-disciplinarian team of experienced securities managers and seasoned real estate investment professionals to incorporate independent, objective information relevant to securities selection and asset allocation by property and geography.

     With regard to preferred securities and convertible debt securities, ING Clarion RES seeks to select securities which it views as undervalued after considering return potential and analyzing risk. To make this determination ING Clarion RES evaluates the fundamental characteristics of a company, including its creditworthiness, and other prevailing market factors. To assess credit quality, the Advisor considers fundamental analysis, corporate structure, capital structure and placement of the preferred or debt securities within the capital structure. Other factors considered include structural features of the securities (such as call options), potential for ratings changes, and relative yield and value versus other income producing securities.

     With regard to real estate fixed income securities, Clarion Capital will evaluate, invest and manage the Trust's portfolio in mortgage and asset backed securities, primarily CMBS and CBOs, B Notes and unsecured debt of real estate companies. Clarion Capital utilizes proprietary analytical methods in performing scenario analysis to forecast cash flows and expected total returns under different interest rate assumptions. Simulation analysis is also performed to provide a broader array of potential patterns of return over different interest rate scenarios. Such analysis may be applied to individual securities or to an entire portfolio. Clarion Capital also performs relative value analysis of individual securities based on yield, credit rating, average life, expected duration and option-adjusted spreads. Other considerations in Clarion Capital's investment process include analysis of fundamental economic trends, consumer borrowing trends and relevant regulatory developments.

PORTFOLIO INVESTMENTS

     The Trust's portfolio will be composed principally of the following investments. A more detailed description of the Trust's investment policies and restrictions and more detailed information about the Trust's portfolio investments are contained in the Statement of Additional Information.

     Real Estate Companies. Under normal market conditions, the Trust will invest at least 70% of its total assets in income producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as REITs. For purposes of the Trust's investment policies, the Trust considers a real estate company to be a company that:

     - derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

     - has at least 50% of its assets invested in such real estate.

     Real Estate Investment Trusts. The Trust will invest in REITs. A REIT is a real estate company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Code. As a result, REITs tend to pay relatively higher dividends than other types of companies, and the Trust intends to use these REIT dividends in an effort to meet the high current income goal of its investment objectives.

     REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

     Preferred Stocks. The Trust may invest in preferred stocks issued by real estate companies. Preferred stocks pay fixed or floating rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters.

     Corporate Bonds and Convertible Debt of Real Estate Companies. The Trust may invest in corporate bonds and convertible debt of real estate companies. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

     Commercial Mortgage-Backed Securities. The Trust will invest in CMBS. CMBS are a form of security collateralized by pools of commercial mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various private issuers. These securities may include complex instruments, such as stripped mortgage-backed securities, interests in real estate mortgage investment conduits, adjustable rate mortgages, as well as other real estate-related securities. The mortgage-related securities in which the Trust may invest include those with fixed interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

     The Trust's investments in CMBS will typically consist of CMBS that are subordinated to more senior classes of such securities ("Subordinated CMBS"). Assets underlying CMBS may relate to only a few properties or to a single property. Because the commercial mortgage loans that back a CMBS are generally not amortizing or not fully amortizing, at their maturity date repayment of the remaining principal balance or "balloon" is due and usually must be repaid through the attainment of an additional loan or sale of the property. If the commercial borrower is unable to refinance or attain an additional loan or the property is sold at below the remaining principal amount of the mortgage, the result could be a decline in the value, and thus the price, of the related CMBS (which decline could be greater in the case of a Subordinated CMBS). CMBS generally are structured to protect the senior class investors against potential losses on the underlying mortgage loans. This is generally provided by having the Subordinated CMBS take the first loss on any defaults on the underlying commercial mortgage loans. In general, Subordinated CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such Subordinated CMBS are subject to a substantially greater risk of nonpayment than are senior classes of CMBS. Even within a class of subordinated securities, most CMBS are structured with a hierarchy of levels (or "loss positions"). Loss positions are the order in which non-recoverable losses of principal are applied to the securities within a given structure.

     Interests in pools of CMBS differ from other forms of bonds, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their commercial mortgage loans, net of any expenses incurred by the issuer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

     The yield and maturity characteristics of CMBS differ from traditional debt securities. One difference is that the principal amount of the obligations may be prepaid to some extent because the underlying assets (i.e., loans) generally may be prepaid without penalty at some point prior to maturity. The relationship between prepayments and interest rates may give CMBS less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Trust will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, a CMBS's total return and maturity may be difficult to predict precisely. To the extent that the Trust purchases CMBS at a premium, prepayments may result in loss of the Trust's principal investment to the extent of premium paid.

     CMBSs come in different classes that have different risks. The Trust may invest in lower, or junior, classes of mortgage-related securities which may have a rating below investment grade and therefore are riskier investments than higher rated securities. Junior classes of mortgage-related securities protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. Because the Trust may invest in junior classes of

CMBSs, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Trust may suffer significant losses.

     Investments in CMBSs, especially lower rated securities, involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. The risks associated with the real estate industry will be more significant for the Trust to the extent that it invests in mortgage-related securities. These risks are heightened in the case of mortgage-related securities related to a relatively small pool of mortgage loans. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay mortgage loans underlying mortgage-related securities will typically depend upon the future availability of financing and the stability of real estate values.

     For commercial mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-related securities may be hurt.

     Collateralized Bond Obligations. The Trust may invest in CBOs, which are structured securities backed by a diversified pool of high yield, public or private fixed income securities or loans. These may be fixed pools or may be "market value" (or managed) pools of collateral. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Trust expects to invest in the lower tranches of CBOs.

     B Notes. The Trust will invest in debt securities in which a first lien commercial mortgage loan is structured into a senior position (previously defined as an "A Note") and a junior position (previously defined as a "B Note"). Typically, an A/B Note structure will be backed by a mortgage on commercial real estate valued between $15 and $200 million. Many times, the large size of the underlying loan precludes efficient sale into a CMBS transaction due to the diversification constraints imposed by the rating agencies. As a result, the mortgage is split into the A/B Note structure with the A Note placed into the CMBS and the B Note privately placed outside of the CMBS. The cash flow from the mortgage will be used to make principal and interest payments on the A Note and the B Note.

     Lower-Rated Securities. The Trust will not invest more than 20% of its total assets in debt securities and preferred stock of below investment grade quality. Investment grade quality securities are those that are rated within the four highest grades (i.e., Baa3/BBB- or better) by Moody's, S&P or Fitch, or unrated securities determined by the Advisor or the Sub-Advisor to be of comparable quality by the Advisors. Securities of below grade investment quality are commonly referred to as junk bonds. The Trust may only invest in high yield securities that are rated CCC- or higher by S&P, rated Caa or higher by Moody's, or rated CCC- or higher by Fitch, or unrated securities determined by the Advisors to be of comparable quality. The Trust will not invest in securities that are in default as to payment of principal and interest at the time of purchase.

     See "Risks -- Risks of Investment in Lower-Rated Securities" for a discussion of the risks of below investment grade securities. For a description of security ratings, see Appendix A of the Statement of Additional Information.

     Illiquid Securities. The Trust may invest to a limited extent in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, (the "Securities Act"), but that are not deemed to be liquid, and repurchase agreements with maturities in excess of seven days.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Trust may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Trust may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Trust might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

     Foreign Securities. The Trust may invest up to 10% of its total assets in Foreign Securities, including securities denominated in foreign currencies or in multinational currency units. Under normal market conditions, the Trust will not hold any Foreign Securities of emerging market issuers. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issues are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

     Because evidence of ownership of such securities usually are held outside the United States, the Trust will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the Foreign Securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

     Since Foreign Securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

     Strategic Transactions. The Trust may, but is not required to, use various strategic transactions described below to generate total return, facilitate portfolio management and mitigate risks. Such strategic transactions are regularly used by many mutual funds and other institutional investors. Although the Advisors seek to use these kinds of transactions to further the Trust's investment objectives, no assurance can be given that they will achieve this result.

     The Trust may enter into various interest rate transactions such as swaps and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. Collectively, all of the above are referred to as "Strategic Transactions." The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, or protect against changes in currency exchange rates.

     Strategic Transactions have risk, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors' ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

     A more complete discussion of Strategic Transactions and their risks is contained in the Trust's Statement of Additional Information.

     Temporary, Defensive Position. Upon the Advisors' recommendation, during temporary defensive periods and in order to keep the Trust's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Trust may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, without regard to whether the issuer is a real estate company. In such a case, the Trust may not pursue or achieve its investment objectives.

     Portfolio Turnover. The Trust may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Trust's investment objectives. Although the Trust cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Advisors, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Trust. High portfolio turnover may result in the realization of net short-term capital gains by the Trust which, when distributed to shareholders, will be taxable as ordinary income. See "Federal Income Tax Matters."

                         BORROWINGS AND USE OF LEVERAGE


     The Trust is authorized to issue other preferred shares, in addition to the Preferred Shares or borrow to increase its assets available for investment. Before issuing such additional preferred shares or borrowing or to increase its assets available for investment, the Trust must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed issuance will not adversely affect such rating agency's then-current rating on the Preferred Shares. The Trust also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Trust's holdings. When the Trust leverages its assets, the fees paid to the Advisor for investment advisory services will be higher than if the Trust did not borrow because the Advisor's fees are calculated based on the Trust's Managed Assets (as defined below), which include the proceeds of the issuance of preferred shares or any outstanding borrowings. Consequently, the Trust and the Advisor may have differing interests in determining whether to leverage the Trust's assets. The Trust's use of leverage is premised upon the expectation that the Trust's preferred share dividends or borrowing cost will be lower than the return the Trust achieves on its investments with the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the Trust's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Since the total assets of the Trust (including the assets obtained from leverage) are expected to be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term rates rise or the Trust otherwise incurs losses on its investments, the Trust's net asset value attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Trust's return to the Trust's common shareholders ("Common Shareholders") will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Trust incurs capital losses, the return of the Trust to Common Shareholders will be less than if leverage had not been used.

     The Advisor may determine to maintain the Trust's leveraged position if it expects that the long-term benefits to the Trust's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares, including the Preferred Shares, or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The Trust also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. Certain types of borrowings may result in the Trust being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Trust may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Advisor does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Trust's portfolio in accordance with the Trust's investment objective and policies. Due to these covenants or restrictions, the Trust may be forced to liquidate investments at times and at prices that are not favorable to the Trust, or the Trust may be forced to forgo investments that the Advisor otherwise views as favorable.

     If and to the extent that the Trust employs leverage in addition to the Preferred Shares will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.

                           INTEREST RATE TRANSACTIONS

     In connection with the Trust's anticipated use of leverage through its sale of Preferred Shares or borrowings, the Trust may enter into interest rate swaps or option transactions.

     Interest rate swaps involve the Trust's agreement with the swap counterparty to pay a fixed rate payment on a notional amount in exchange for the counterparty paying the Trust a variable rate payment on a notional amount that is intended to approximate the Trust's variable rate payment obligation on Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Trust may use an interest rate option, which would require it to pay a premium to the option counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. Buying interest rate options could also decrease the net earnings of the common shares if the premium paid by the Trust to the counterparty exceeds the additional cost of the leverage that the Trust would have been required to pay had it not entered into the option agreement. The Trust has no current intention of entering into swaps or options other than as described in this Prospectus. The Trust will not enter into interest rate swap or option transactions in an aggregate notional amount that exceeds the outstanding amount of the Trust's leverage. The Trust will monitor any such swap with a view to ensuring that the Trust remains in compliance with all applicable regulatory policy and tax requirements.

     The Trust will usually enter into swaps or options on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust intends to designate on its books and records cash or liquid securities having a value at least equal to the Trust's net payment obligations under any swap transaction, marked to market daily.

     The use of interest rate swaps and options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates the Trust's use of interest rate instruments could enhance or harm the overall performance on the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or option could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Trust's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings.

     Interest rate swaps and options generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps or options is limited to the net amount of interest payments that the Trust is contractually obligated to make. If the counterparty defaults, the Trust would not be able to use the anticipated net receipts under the swap to offset the dividend payments on its Preferred Shares or interest payments on borrowing. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or option, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively affect the performance of the common shares.

     The Trust will not enter into an interest rate swap or option transaction with any counterparty that the Advisors believe does not have the financial resources to honor its obligation under the interest rate swap or option transaction. Further, the Advisors will continually monitor the financial stability of a counterparty to an interest rate swap or option transaction in an effort to proactively protect the Trust's investments.

     In addition, at the time the interest rate swap or option transaction reaches its scheduled termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transactions. If this occurs, it could have a negative impact on the performance of the common shares.

     The Trust may choose or be required to redeem some or all Preferred Shares or prepay any borrowings. This redemption would likely result in the Trust seeking to terminate early all or a portion of any swap or option transaction. Such early termination of a swap or option could result in a termination payment by or to the Trust.

     In addition, the Trust may use interest rate transactions in connection with the management of its portfolio securities. See "The Trust's
Investments -- Portfolio Investments -- Strategic Transactions" above for additional information.

                                     RISKS

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

RECENTLY ORGANIZED

     The Trust is a recently organized, non-diversified, closed-end management investment company with a limited operating history.

INTEREST RATE RISK

     Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Trust's investments in such securities means that the net asset value and market price of its common shares will tend to decline if market interest rates rise. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Trust's portfolio will decline in value due to rising interest rates.

     The Trust issues Preferred Shares, which pay dividends based on short-term interest rates. The Trust then uses the proceeds from the sale of Preferred Shares to buy fixed-income securities, which pay interest
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

based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, the Preferred Shares dividend rates may rise so that the amount of dividends paid to holders of Preferred Shares exceeds the income from the portfolio securities purchased with the proceeds from the sale of Preferred Shares. Because income from the Trust's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on Preferred Shares, however, dividend rates on Preferred Shares would need to greatly exceed the yield on the Trust's portfolio before the Trust's ability to pay dividends on Preferred Shares would be impaired. If long-term rates rise, the value of the Trust's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares.

     The Trust may enter into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in market interest rates. There is no guarantee that the Trust will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk.

AUCTION RISK

     The dividend rate for the Preferred Shares normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction also provides liquidity for the sale of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an auction if the auction fails. Finally, if you buy shares or elect to retain shares without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. See "Description of Preferred Shares" and "The Auction -- Auction Procedures."

SECONDARY MARKET RISK

     If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Trust has designated a Special Rate Period (a Rate Period of more or less than 28 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market and the Trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not listed on a stock exchange or traded on the NASDAQ stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

RATINGS AND ASSET COVERAGE RISK

     It is expected that while Fitch will assign a rating of "AAA" to the Preferred Shares and Moody's will assign a rating of "Aaa", such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's or Fitch could withdraw or downgrade Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If Moody's or Fitch withdraws its rating or downgrades Preferred Shares, the Trust may alter its portfolio or redeem Preferred Shares in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Trust also may voluntarily redeem Preferred Shares under certain circumstances. See "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Trust must meet.

INFLATION RISK

     Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Preferred Shares and

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

distributions on those shares can decline. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the Preferred Shares would increase, tending to offset this risk.

CONCENTRATION AND GENERAL RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET

     The Trust will not invest in real estate directly, but only in securities issued by real estate companies, including REITs and real estate operating companies ("REOCs"). However, because of the Trust's policy of concentration in the securities of companies in the real estate industry, it is also subject to the risks associated with the direct ownership of real estate. These risks include:

     - declines in the value of real estate;

     - risks related to general and local economic conditions;

     - possible lack of availability of mortgage funds;

     - overbuilding;

     - extended vacancies of properties;

     - increased competition;

     - increases in property taxes and operating expenses;

     - changes in zoning laws;

     - losses due to costs resulting from the clean-up of environmental problems;

     - liability to third parties for damages resulting from environmental problems;

     - casualty or condemnation losses;

     - limitations on rents;

     - changes in neighborhood values and the appeal of properties to tenants;

     - changes in interest rates;

     - financial condition of tenants and buyers and sellers of real estate; and

     - quality of maintenance, insurance and management services.

     Thus, the value of the common shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Trust invests, which in turn could result in the Trust not achieving its investment objectives. Because the Trust has a policy of concentrating its investments in the real estate market, it is more susceptible to risks associated with that market than a fund that does not concentrate its investments in the real estate market.

STOCK MARKET RISK

     Your investment in Preferred Shares represents an indirect investment in REIT shares and other equity securities owned by the Trust, substantially all of which are traded on a domestic or foreign securities exchange or in the over-the-counter markets. The prices of the common stocks of real estate companies, including REITs, and other securities in which the Trust invests, will fluctuate from day to day and may, in either the near term or over the long run, decline in value. The value of the Trust's common shares may be affected by a decline in financial markets in general.

SPECIAL RISKS RELATED TO INVESTMENTS IN THE REAL ESTATE INDUSTRY

     There are special risks associated with investing in the real estate industry, including:

     General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities or dividends on its equity securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

     Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

     Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

     Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

     Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

     Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

     These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

     Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

     Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

     Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions in general with respect to rental rates and occupancy levels.

     Insurance Issues. Certain real estate companies may have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among real estate companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the real estate company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the real estate company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, would adversely affect Trust's investment performance.

     Credit Risk. Real estate companies, including REITs, may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. Real estate companies may be subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

     In addition, a real estate company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a REIT's range of operating activity. A real estate company, therefore, may be contractually prohibited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

     Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the common shares could be reduced.

     Smaller Companies. Even the larger REITs tend to be small to medium-sized companies in comparison to many industrial and service companies. As of June 30, 2003, according to the National Association of Real Estate Investment Trusts (NAREIT), the market capitalization of REITs ranged in size from approximately $157.865 million to approximately $10.878 billion.

     Recent Events. The value of real estate is particularly susceptible to acts of terrorism and changes in foreign or domestic economic and political conditions.

     Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Trust may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate-level taxation, significantly reducing the return to the Trust on its investment in such company.

SMALL CAP RISK

     The Trust may invest in Real Estate Equity Securities of smaller companies which may entail additional risks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average. In addition, there are relatively few REITs when compared to other types of companies.

COMMON STOCK RISK

     While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Trust. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Trust.

CONVERTIBLE SECURITIES RISK

     The Trust may also invest in convertible securities of real estate companies. The market value of convertible securities may tend to decline as interest rates increase and, conversely, may tend to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

ASSET BACKED SECURITIES RISK

     The yield and maturity characteristics of asset backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The average life of an asset-backed instrument, in particular, is likely to be substantially less than the original maturity of the assets underlying the securities as the result of scheduled principal payments and prepayments. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

COLLATERALIZED BOND OBLIGATIONS

     In CBOs and similar structures, the pool of securities or loans is used to collateralize obligations separated into tranches representing different degrees of credit quality. The top tranche, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual payments (i.e., money that is left over after all higher tiers have been paid) rather than a fixed interest rate. The returns on the lower tranches of CBOs are especially sensitive to the rate of defaults in the collateral pool, which increases the risk of the Trust losing money on its investment in lower CBO tranches.

COMMERCIAL MORTGAGE-BACKED SECURITIES

     Investments in CMBS, especially lower rated securities, involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. These risks are heightened in the case of CMBS related to a relatively small pool of commercial mortgage loans. In addition, the underlying commercial properties may not be able to continue to generate cash to meet their expenses due to a variety of economic conditions. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay the commercial mortgage loans underlying CMBS will typically depend upon the future availability of financing and the stability of real estate values.

     For most commercial mortgage loans, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related CMBS will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the related CMBS may be hurt.

     Because the Trust intends to invest in junior classes of CMBS, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Trust may suffer significant losses.

B NOTES

     A B Note is a commercial mortgage loan typically (a) secured by a first mortgage on a single large commercial property or group of related properties and (b) subordinated to an A Note secured by the same first mortgage on the same collateral. As a result, if an issuer defaults, there may not be sufficient funds remaining for the holder of the B Note. B Notes reflect credit risks similar to comparably rated CMBS, although they do not have any market, raising additional liquidity risks. However, since each B Note is privately negotiated, B Notes can vary in their structural characteristics and risks, including, for example, the rights of the holder of the B Note to control the process following a borrower default. Furthermore, since they are typically secured by a single property, B Notes reflect the risks associated with significant concentration.

FOREIGN RISK

     Under current market conditions, the Trust may invest up to 10% of its total assets in Foreign Securities. Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

     - fluctuations in foreign exchange rates;

     - future foreign economic, financial, political and social developments;

     - different legal systems;

     - the possible imposition of exchange controls or other foreign governmental laws or restrictions;

     - lower trading volume;

     - much greater price volatility and illiquidity of certain foreign securities markets;

     - different trading and settlement practices;

     - less governmental supervision;

     - regulatory changes;

     - changes in currency exchange rates;

     - high and volatile rates of inflation;

     - fluctuating interest rates;

     - less publicly available information; and

     - different accounting, auditing and financial record-keeping standards and requirements.

     Investments in Foreign Securities will expose the Trust to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Trust may invest, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

     - the possibility of expropriation of assets;

     - confiscatory taxation;

     - difficulty in obtaining or enforcing a court judgment;

     - economic, political or social instability; and

     - diplomatic developments that could affect investments in those countries.

     Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

     - growth of gross domestic product;

     - rates of inflation;

     - capital reinvestment;

     - resources;

     - self-sufficiency;

     - balance of payments position; and

     - certain investments in Foreign Securities also may be subject to foreign withholding taxes.

RISKS OF INVESTMENT IN LOWER-RATED SECURITIES

     The Trust may invest up to 20% of its total assets in securities rated below investment grade or considered by the Advisor and/or Sub-Advisor to be of below investment grade credit quality. Investment grade quality securities are those that are rated within the four highest grades (i.e., Baa3/BBB- or better) by Moody's, S&P or Fitch or unrated securities determined by the Advisors to be of comparable quality. Lower grade securities are commonly known as "junk bonds." Securities rated below investment grade are judged to have speculative characteristics with respect to the interest and principal payments.

     The values of lower grade securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of lower grade securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to lower grade securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit the Trust's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in lower grade securities have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

     During an economic downturn, a substantial period of rising interest rates or a recession, issuers of lower grade securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the ability of the issuers to repay principal and interest. If the issuer of a security held generally by the Trust defaults, the Trust may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

     The secondary markets for lower grade securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for lower grade securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for lower grade securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse change in the condition of a particular issuer. Under certain economic and/or market conditions, the Trust may have difficulty disposing of certain lower grade securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the lower grade securities, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing the Trust's assets. Market quotations on lower grade securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

     The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for lower grade securities may be affected by legislative and regulatory developments. These developments could adversely affect the Trust's net asset value and investment practices, the secondary market for lower grade securities, the financial condition of issuers of these securities and the value and liquidity of outstanding lower grade securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower grade securities and limiting the deductibility of interest by certain corporation issuers of lower grade securities adversely affected the lower grade securities market in the past.

     When the secondary market for lower grade securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Trust's lower grade securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the market for below investment grade securities, in combination with the relative youth and growth of the market for such securities, also may affect the ability of the Trust to dispose of such securities at a desirable price. Additionally, if the secondary markets for lower grade securities contract due to adverse economic conditions or for other reasons, certain of the Trust's liquid securities may become illiquid and the proportion of the Trust's assets invested in illiquid securities may significantly increase.

     The Trust may only invest in high yield securities that at the time of purchase are rated CCC- or higher by S&P, rated Caa or higher by Moody's, or rated CCC- or higher by Fitch, or are unrated securities determined by the Advisors to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Trust will not invest in securities which are in default at the time of purchase.

STRATEGIC TRANSACTIONS

     Strategic Transactions in which the Trust may engage also involve certain risks and special considerations, including engaging in hedging and risk management transactions such as interest rate and foreign currency transactions, options and swaps. Strategic Transactions will be entered into to seek to manage the risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (i) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (ii) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Trust to pay additional amounts of money. Successful use of Strategic Transactions depends on the Advisors' ability to predict correctly market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Trust's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Trust will be subject to credit risk with respect to the counterparties in the derivative contracts entered into by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the contract in bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances.

     The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement. The Trust may enter into interest rate swap transactions to attempt to protect itself from increasing preferred share dividends or borrowing interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap which may result in a decline in the net asset value of the common shares. See "Interest Rate Transactions."

DEFLATION RISK

     Deflation risk is the risk that the Trust's dividends may be reduced in the future as deflation reduces interest rates in general, resulting in higher-yielding assets owned by the Trust being redeemed by their issuers.

PREPAYMENT RISKS

     If interest rates fall, the principal on bonds held by the Trust may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Trust in securities bearing lower interest rates, resulting in a possible decline in the Trust's income and distributions to shareholders.

NON-DIVERSIFICATION

     The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

MARKET DISRUPTION RISK

     As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have lead to increased short-term market volatility. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on U.S. and world economies and markets. The Trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the military action or similar events in the future on the U.S. economy and securities markets. A similar disruption of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the overall management of the Trust, including supervision of the duties performed by ING Clarion RES and Clarion Capital. There are five trustees of the Trust. Two of the trustees are "interested persons" of the Trust (as defined in the Investment Company Act). The name of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

INVESTMENT ADVISOR AND SUB-ADVISOR

     ING Clarion RES acts as the Trust's investment advisor. ING Clarion RES is responsible for the allocation of the Trust's portfolio assets between equity and fixed-income investments and for the selection and monitoring of the Trust's sub-advisor, Clarion Capital, which will select the Trust's Real Estate Fixed Income Securities. ING Clarion RES is located at 259 North Radnor Chester Road, Suite 205, Radnor, PA, 19087 and Clarion Capital is located at 230 Park Avenue, New York, New York 10169.

     As of September 30, 2003, ING Clarion RES had approximately $2.4 billion in assets under management and Clarion Capital had approximately $1.7 billion in assets under management. An affiliate, ING Clarion Partners, manages over $9.2 billion of private market Real Estate with nearly 600 employees operating from 28 offices nationwide. All three entities share a common real estate research platform and manage collectively over $13 billion in diverse real estate securities and real estate assets. ING Clarion RES and Clarion Capital are subsidiaries of the ING Group, a global financial services organization based in The Netherlands and operating in 60 countries with over 100,000 employees and $500 billion in assets under management. ING Group conducts business across all financial markets and asset classes with a significant presence in banking, insurance and investment management. ING Real Estate is the 3rd largest global Real Estate manager and investor with $44 billion in Real Estate assets under management as of September 30, 2003. ING Real Estate conducts business worldwide, with offices in The Netherlands, Belgium, France, Great Britain, Spain, Germany, Italy, the Czech Republic, Poland, Hungary, Singapore, China, the United States and Australia.

     Portfolio Managers.  The Trust's portfolio is managed by a team including
T. Ritson Ferguson, Kenneth D. Campbell, Sherry L. Rexroad, Steven D. Burton, Joseph P. Smith, Daniel Heflin and Stephen Baines. Their biographies, including professional experience, industry designations and education are as follows:

     T. Ritson Ferguson, CFA. Mr. Ferguson has been Managing Director and Chief Investment Officer of ING Clarion RES since 1999. Mr. Ferguson provides oversight of the firm's operations, oversees the day-to-day management of the portfolios and is a member of the Investment Policy Committee. Previously with Radnor Advisors and Trammell Crow Company, he has extensive direct investment experience having been involved in all facets of the analysis, acquisition and management of commercial real estate before joining Messrs. Campbell and Kling in 1991 in forming what is today ING Clarion Real Estate Securities, Inc. Mr. Ferguson was formerly with Bain and Company as a consultant, and served as a Captain in the U.S. Air Force as a computer scientist.

     Mr. Ferguson is an honors MBA graduate of Wharton (University of Pennsylvania) and holds a BS from Duke University (summa cum laude, Phi Beta Kappa). He is a member of the National Association of Real Estate Investment Trusts (NAREIT) and its Institutional Investor Committee, and of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR). Mr. Ferguson is a holder of the Chartered Financial Analyst
(CFA) designation.

     Kenneth D. Campbell. Mr. Campbell has been Managing Director of ING Clarion RES since 1995. Mr. Campbell is Chairman of the Investment Policy Committee responsible for establishing real estate securities investment policy and has more than 33 years experience as an investor in real estate securities. In 1969, he founded Audit Investments, Inc., ("Audit") a registered investment advisor. Through Audit he has managed real estate securities portfolios since 1980 for a select number of institutional and individual accounts. He founded Realty Stock Review in 1970, which became the leading advisory publication under his aegis until its sale in 1990. Mr. Campbell has edited and been principal author of four book-length investment reports on REITs and real estate securities.

     An MBA graduate with distinction from New York University and an honors BA from Capital University, Mr. Campbell is a member of the Philadelphia Society of Security Analysts and the National Association of Real Estate Investment Trusts (NAREIT). He was a founding member of the Real Estate Analysts Group in New York City and was presented the REIT Industry Leadership Award by NAREIT in 1996.

     Sherry L. Rexroad, CFA. Ms. Rexroad has been a Senior Director of ING Clarion RES since January, 2001. Ms. Rexroad is a member of the Investment Policy Committee and a portfolio manager for ING Clarion RES. She is also responsible for evaluating the investment potential of public real estate companies. Previously with AEW Capital Management ("AEW"), she was a Vice President and Portfolio Manager in their Fixed Income and Capital Markets Group. She has more than twelve years investment experience including real estate equities, CMBS and whole loans. Her background includes real estate management, construction management and the evaluation of public and private real estate companies. Prior to AEW she worked for the Environmental Protection Agency (EPA) where she managed the design and construction of a $40 million Environmental Science Center and negotiated commercial leases. Ms. Rexroad joined ING Clarion RES in 1997.

     Ms. Rexroad holds an MBA from Wharton (University of Pennsylvania) and is a Dean's List graduate of Haverford College. She is a member of the National Association of Real Estate Investment Trusts (NAREIT) and the International Council of Shopping Centers. Ms. Rexroad is a holder of the Chartered

Financial Analyst (CFA) designation and a member of the Financial Analysts of Philadelphia, and the Association for Investment Management and Research (AIMR).

     Steven D. Burton, CFA. Mr. Burton has been Director of ING Clarion RES since January 2000. Mr. Burton is a member of the Investment Policy Committee and a portfolio manager for ING Clarion RES. He is also responsible for evaluating the investment potential of public real estate companies. Previously with GE Investment Corporation, he has extensive direct investment experience in a broad array of product types -- including office, multifamily, industrial, retail and lodging -- and oversaw a $350 million portfolio of directly owned commercial real estate assets. His experience includes acquisitions, dispositions, lease negotiation, loan restructuring and workout activity. Mr. Burton joined ING Clarion RES in 1995.

     He is an MBA graduate of the Kellogg School (Northwestern University) and Middlebury College (BA in Mathematics, cum laude). Mr. Burton is a holder of the Chartered Financial Analyst (CFA) designation and is a member of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR).

     Joseph P. Smith, CFA. Mr. Smith has been Director of ING Clarion RES since January 2001 and Vice President, Senior Investment Analyst prior thereto. Mr. Smith is a member of the Investment Policy Committee and a portfolio manager for ING Clarion RES. He is also responsible for evaluating the investment potential of public real estate companies. He joined ING Clarion RES in 1997. Previously with Alex. Brown & Sons, Inc., Mr. Smith was an Associate in the Real Estate Investment Banking Group. His responsibilities included public offerings, private placements, mergers and acquisitions, and other real estate investment banking services. His prior experience also included work as a financial analyst at Radnor Advisors, a direct real estate investment firm, where he gained experience in all facets of the analysis, acquisition, and management of commercial real estate.

     Mr. Smith is a MBA graduate of Wharton (University of Pennsylvania) and holds a BS from Villanova University (magna cum laude). He is a holder of the Chartered Financial Analyst (CFA) designation and is a member of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR).

     Daniel Heflin. Mr. Heflin has been Director and Chief Executive Officer of Clarion Capital since 1995. Prior to joining Clarion Capital, Mr. Heflin worked at Ocwen Financial Corporation in Palm Beach, Florida, where he was Vice President and headed the Structured Finance Group from 1993 to 1995. From 1990 to 1993 Mr. Heflin worked for Credit Suisse First Boston in London, England in the Capital Markets Group. From 1986 to 1990 Mr. Heflin worked at Arthur Andersen & Co. in New York as a member of the Asset Securitization Group.

     Mr. Heflin holds a M.S. degree in Economics from the London School of Economics in London, England in 1992 and a B.A. from Texas Christian University. Further, Mr. Heflin is a Certified Public Accountant in the State of New York and has over 15 years of fixed income investment experience.

     Stephen Baines. Mr. Baines has been a Managing Director of Clarion Capital since 2002. Mr. Baines is a member of Clarion Capital's Investment Committee and has been with ING Clarion since 2001.

     Prior to joining Clarion Capital, Mr. Baines worked at James Howard, LP from 1995 to 2001 where he was a founding partner. From 1992 to 1995, he was the Head of Commercial Mortgage Lending and Securitization at Ocwen Financial Corporation and was with Arthur Andersen & Co. from 1983 to 1992. From 1989 to 1992, Mr. Baines was the Senior Manager in charge of Arthur Andersen's Asset Securitization Group. Mr. Baines holds a BS Economics degree from the London School of Economics. Mr. Baines is a Chartered Accountant in England and Wales and a Certified Public Accountant in the State of New York. Mr. Baines has 15 years of fixed income structuring and investment experience.

INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment management agreement between ING Clarion RES and the Trust, the Trust has agreed to pay for the investment advisory services and facilities provided by ING Clarion RES a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust's Managed Assets (the "Management Fee"). "Managed Assets" are the total assets of the Trust, which include any proceeds from the Preferred Shares, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to ING Clarion RES will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage. Under the investment management agreement, the Trust may, but is not obligated to, reimburse ING Clarion RES for certain expenses ING Clarion RES incurs in connection with performing non investment advisory services for the Trust. In addition, with the approval of the Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by ING Clarion RES who devote substantial time to Trust operations may be reimbursed to ING Clarion RES.


     Clarion Capital will receive from ING Clarion RES a sub-advisory fee equal to a pro-rata share of the investment advisory fee based on the percentage of assets allocated to Real Estate Fixed Income Securities compared to the total Managed Assets of the Trust. The Sub-Advisor will begin receiving its fee only after the Advisor has received an advisory fee equal to certain Trust start-up costs it assumed in organizing and offering the Trust.

     In addition to the Management Fee of ING Clarion RES, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with ING Clarion RES), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     For the first nine years of the Trust's operation, ING Clarion RES has undertaken to waive its investment advisory fees and expenses payable by the Trust in the amounts, and for the time periods, set forth below:

                                                               PERCENTAGE WAIVED
                                                              (AS A PERCENTAGE OF
TWELVE-MONTH                                                    AVERAGE WEEKLY
PERIOD ENDING                                                  MANAGED ASSETS)*
-------------                                                 -------------------
September 30, 2004**........................................         0.25%
September 30, 2005..........................................         0.25%
September 30, 2006..........................................         0.25%
September 30, 2007..........................................         0.25%
September 30, 2008..........................................         0.25%
September 30, 2009..........................................         0.20%
September 30, 2010..........................................         0.15%
September 30, 2011..........................................         0.10%
September 30, 2012..........................................         0.05%

---------------

 * Including net assets attributable to Preferred Shares.

** From the commencement of operations.

     ING Clarion RES has not undertaken to waive any portion of the Trust's fees and expenses beyond September 30, 2012 or after termination of the investment management agreement.

CORPORATE FINANCE SERVICES AND CONSULTING AGREEMENT

     Pursuant to a corporate finance services and consulting agreement between ING Clarion RES and A.G. Edwards & Sons, Inc., ING Clarion RES has agreed to pay from its own assets to A.G. Edwards & Sons, Inc. a fee quarterly at the annual rate of 0.15% of the Trust's Managed Assets, other than Managed

Assets attributable to common shares sold by Merrill Lynch, Pierce, Fenner & Smith Incorporated in the initial public offering of the Trust's common shares, so long as the investment management agreement remains in effect between the Trust and ING Clarion RES, or any successor in interest of affiliate of ING Clarion RES, as and to the extent that such investment management agreement is renewed or continued periodically in accordance with the Investment Company Act. Under the corporate finance services and consulting agreement, A.G. Edwards & Sons, Inc. provides relevant information, studies or reports regarding general trends in the closed-end management investment company and asset management industries; provides economic research and statistical information and reports with respect to such information and reports; and provides certain other services relating to the trading price and market price thereof in connection with the common shares, including after-market services designed to maintain the visibility of the Trust in the market.

ADDITIONAL COMPENSATION AGREEMENT

     Pursuant to an additional compensation agreement between ING Clarion RES and Merrill Lynch, Pierce, Fenner & Smith Incorporated, ING Clarion RES has agreed to pay from its own assets to Merrill Lynch, Pierce, Fenner & Smith Incorporated a quarterly fee at the annual rate of 0.15% of the Trust's Managed Assets attributable to common shares sold by Merrill Lynch, Pierce, Fenner & Smith Incorporated in the initial public offering of the Trust's common shares so long as the investment management agreement remains in effect between the Trust and ING Clarion RES, or any successor in interest or affiliate of ING Clarion RES, as and to the extent that such investment management agreement is renewed periodically in accordance with the Investment Company Act. Under the additional compensation agreement, Merrill Lynch, Pierce, Fenner & Smith Incorporated provides certain after-market support services to ING Clarion RES designed to maintain the visibility of the Trust on an ongoing basis and provides relevant information, studies or reports regarding the Trust and the closed-end investment company industry.

                        DESCRIPTION OF PREFERRED SHARES

     The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, including the meanings of the defined terms used herein but not otherwise defined, please refer to the detailed description of the Preferred Shares in the Statement attached as Appendix A to the Statement of Additional Information.

GENERAL

     The Trust's Agreement and Declaration of Trust, as amended and restated, authorizes the issuance of an unlimited number of preferred shares in one or more classes or series with rights as determined from time to time by the Board of Trustees without the approval of common shareholders. In connection with this offering, the Board has authorized the issuance of 6,363 Preferred Shares, Series W28. All Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

     The Preferred Shares will rank on parity with any other series of preferred shares of the Trust as to the payment of dividends and the distribution of assets upon liquidation. Each Preferred Share carries one vote on matters on which Preferred Shares can be voted. Preferred Shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

     A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described below also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise.

DIVIDENDS AND RATE PERIODS

     The following is a general description of dividends and Rate Periods.

     Rate Periods.  The Initial Rate Period is as set forth below:


                                                              INITIAL RATE PERIOD
                                                              -------------------
Series W28..................................................        24 days


     Any subsequent Rate Periods of the Preferred Shares will generally be 28 days. The Trust, subject to certain conditions, may change the length of Subsequent Rate Periods by designating them as Special Rate Periods. See
"-- Designation of Special Rate Periods" below.

     Dividend Payment Dates. Dividends on the Preferred Shares will be payable when, as and if declared by the Board of Trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. Dividend periods generally will begin on the first business day after an Auction. Assuming 28-day Rate Periods, dividends are expected to be paid for each series of Preferred Shares as follows:


                                            INITIAL DIVIDEND     SUBSEQUENT DIVIDEND
                                              PAYMENT DATE          PAYMENT DAYS
                                            -----------------   ---------------------
Series W28................................  December 18, 2003   Every Fourth Thursday


     If dividends are payable on a day that is not a Business Day, then dividends will be payable on the next business day. In addition, the Trust may specify different Dividend Payment Dates for any Special Rate Period of more or less than 28 Rate Period Days.

     If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

          (i) The Dividend Payment Date for the affected Dividend Period will be the next Business Day on which the Trust and its paying agent, if any, can pay the dividend;

          (ii) The affected Dividend Period will end on the day it otherwise would have ended; and

          (iii) The next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended.

     Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Trust in next-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Trust that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or its designee as Agent Member.

     Calculation of Dividend Payment. The Trust computes the dividends per share payable on Preferred Shares by multiplying the Applicable Rate for shares of such series in effect by a fraction. The numerator of this fraction will normally be 28 (i.e., the number of days in the Dividend Period) and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at dividends per share.

     Dividends on the Preferred Shares will accumulate from the date of their original issue. For each Dividend Period after the initial Dividend Period, the dividend rate will be the dividend rate determined at auction once each of the requirements of the Statement are satisfied, except that the dividend rate that results from an auction will not be greater than the maximum Applicable Rate described below.

     The maximum Applicable Rate for any Rate Period for the Preferred Shares will generally be the applicable percentage (set forth in the Applicable Percentage Payment Table below) of the reference rate (set forth in the Reference Rate Table below) for the applicable Rate Period based on the prevailing credit rating of the Preferred Shares in effect at the close of business on the Business Day next preceding the auction date. If either Moody's or Fitch or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable percentage for Preferred Shares is determined on the day that a notice of a Special Rate Period is delivered if the notice specifies a maximum Applicable Rate for a Special Rate Period.

                      APPLICABLE PERCENTAGE PAYMENT TABLE

CREDIT RATINGS OF PREFERRED SHARES                            APPLICABLE PERCENTAGE
----------------------------------                            ---------------------
"Aaa"/"AAA".................................................           125%
"Aa3" to "Aa1"/"AA-" to "AA+"...............................           150%
"A3" to "A1"/"A-" to "A+"...................................           200%
"Baa3" to "Baa1"/"BBB-" to "BBB+"...........................           250%
Below "Baa3"/"BBB-".........................................           300%

     The reference rate used to determine the maximum Applicable Rate generally varies depending on the length of the applicable Rate Period, as set forth in the Reference Rate Table below:

                              REFERENCE RATE TABLE

RATE PERIOD                                                 REFERENCE RATE
-----------                                                 --------------
Less than 182 days............................  "AA" Composite Commercial Paper Rate
183 days to 364 days..........................  Corresponding Treasury Bill Rate
365 days or more..............................  Corresponding Treasury Note Rate

     The "AA" Composite Commercial Paper Rate is as set forth in the table below:

                   "AA" COMPOSITE COMMERCIAL PAPER RATE TABLE

28-DAY RATE PERIOD             SPECIAL RATE PERIOD     "AA" COMPOSITE COMMERCIAL PAPER RATE*
------------------             -------------------     -------------------------------------
28 days......................  48 days or fewer       30-day rate
                               49 days to 69 days     60-day rate
                               70 days to 84 days     Average of 60-day and 90-day rates
                               85 days to 98 days     90-day rate
                               99 days to 119 days    Average of 90-day and 120-day rates
                               120 days to 140 days   120-day rate
                               141 days to 161 days   Average of 120-day and 180-day rates
                               162 days to 182 days   180-day rate

---------------

* Rates stated on a discount basis.

     If the Federal Reserve Bank of New York does not make available any such rate, the rate shall be the average rate quoted on a discount basis by commercial paper dealers to the Auction Agent at the close of business on the business day next preceding such date. If any commercial paper dealer does not quote a rate, the rate shall be determined by quotes provided by the remaining commercial paper dealers.

     Prior to each dividend payment date, the Trust is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Trust does not intend to establish any reserves for the payment of dividends.

     If an auction for the Preferred Shares is not held when scheduled for any reason, other than by reason of force majeure, the dividend rate for the corresponding Rate Period will be the maximum Applicable Rate on the date the auction was scheduled to be held.

     Restrictions on Dividends and Other Distributions. While the Preferred Shares are outstanding, the Trust generally may not declare, pay or set apart for payment any dividend or other distribution in respect of its common shares. In addition, the Trust may not call for redemption or redeem any of its common shares. However, the Trust is not confined by the above restrictions if:

     - immediately after such transaction, the Discounted Value of the Trust's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage (see "-- Rating Agency Guidelines and Asset Coverage" below);

     - full cumulative dividends on the Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; and

     - the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Statement.

     The Trust generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with Preferred Shares unless the Trust has declared and paid or contemporaneously declares and pays full cumulative dividends on the Preferred Shares through its most recent dividend payment date. However, when the Trust has not paid dividends in full upon the Preferred Shares through the most recent dividend payment date or upon any other class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

     Declaration of Special Rate Periods. The Trust may, under certain circumstances, declare a Special Rate Period for the Preferred Shares. Upon declaring a Special Rate Period, the Trust will give notice to the Auction Agent and each Broker-Dealer. The notice will request that the next succeeding Rate Period for the Preferred Shares be a number of days (other than 28) evenly divisible by seven as specified in such notice and not more than 1,820 days long; provided, however, that a Special Rate Period may be a number of days not evenly divisible by seven if all shares of the Preferred Shares are to be redeemed at the end of such Special Rate Period. The Trust may not request a Special Rate Period unless sufficient clearing bids for shares of such series were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the Auction Agent. The Trust must also have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed Special Rate Period will not adversely affect such rating agency's then-current rating on the Preferred Shares, and the lead Broker-Dealer designated by the Trust, initially A.G. Edwards & Sons, Inc., must not have objected to the declaration of a Special Rate Period.

REDEMPTION

     Mandatory Redemption. The Trust is required to maintain (a) a Discounted Value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. Eligible portfolio securities for purposes of (a) above will be determined from time to time by the rating agencies then rating the Preferred Shares. If the Trust fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the Preferred Shares, the Trust must redeem all or a portion of the Preferred Shares. This mandatory redemption will take place on a date that the Board of Trustees specifies out of legally available funds in accordance with the Agreement and Declaration of Trust, as amended and restated, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of Preferred Shares that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding preferred shares of the Trust. The mandatory redemption will be limited to the number of Preferred Shares necessary to restore the required Discounted Value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

     Optional Redemption. The Trust, at its option, may redeem the Preferred Shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus the premium, if any, specified in the notice of redemption sent to holders of the Preferred Shares. No Preferred Shares may be redeemed if the redemption would cause the Trust to violate the Investment Company Act or applicable law. Preferred Shares may not be redeemed in part if fewer than 100 shares would remain outstanding after the redemption. The Trust has the authority to redeem the Preferred Shares for any reason.

LIQUIDATION

     If the Trust is liquidated, the holders of any outstanding Preferred Shares will receive the liquidation preference, plus all accumulated but unpaid dividends, before any payment is made to the common shares. The holders of Preferred Shares will be entitled to receive these amounts from the assets of the Trust available for distribution to its shareholders. In addition, the rights of holders of Preferred Shares to receive these amounts are subject to the rights of holders of any series or class of securities, including other series of preferred shares, ranking senior to or on a parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Trust. After the payment to the holders of Preferred Shares of the full preferential amounts as described, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Trust.

     For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Trust does not include:

     - the sale of all or substantially all the property or business of the Trust;

     - the merger or consolidation of the Trust into or with any other business trust or corporation; or

     - the merger or consolidation of any other business trust or corporation into or with the Trust.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

     The Trust is required under guidelines of Moody's and Fitch to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of Discounted Value. The Moody's and Fitch guidelines do not impose any limitations on the percentage of the Trust's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust's portfolio. The amount of ineligible assets included in the Trust's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the Preferred Shares then outstanding and (b) certain accrued and projected payment obligations of the Trust.

     The Trust is also required under the Investment Company Act to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the Preferred Shares ("Investment Company Act Preferred Shares Asset Coverage"). The Trust's Investment Company Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required Investment Company Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the Investment Company Act is amended. Based on the composition of the portfolio of the Trust and market conditions as of October 31, 2003, the Investment Company Act Preferred Shares Asset Coverage with respect to all of the Trust's preferred shares, assuming the issuance on that date of all Preferred Shares offered hereby and the retirement of short-term debt in the amount of $68,846,101 using the proceeds of the offering and giving effect to the deduction of related sales load and related offering costs estimated at $1,253,000 would have been computed as follows:

                      Value of Trust assets less liabilities not constituting senior securities  =    $316,907,632   =     302%
                      ------------------------------------------------------------------------        ------------
                                     Senior securities representing indebtedness                      $105,000,000
                                   plus liquidation value of the preferred shares


     In the event the Trust does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares or the Investment Company Act, as the case may be, the Trust will be required to redeem Preferred Shares as described under "Redemption--Mandatory Redemption" above.

     The Trust may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change, suspend or withdraw any such rating. The Trust may make such changes, including to the definitions and related provisions used in such guidelines, without shareholder approval in the event the Trust receives confirmation from Moody's or Fitch, as the case may be, that any such modification would not cause a reduction in the rating then assigned to the Preferred Shares.

     As described by Moody's and Fitch, a preferred share rating is an assessment of the capacity and willingness of an issuer to pay preferred share obligations. The rating on the Preferred Shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines referred to above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's and Fitch by the Trust and the Investment Advisor and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

     A rating agency's guidelines will apply to the Preferred Shares only so long as the rating agency is rating the shares. The Trust will pay certain fees to Moody's and Fitch for rating the Preferred Shares.

VOTING RIGHTS

     Holders of outstanding preferred shares, including Preferred Shares, have one voter per share on all matters on which they are entitled to vote.

     Holders of outstanding preferred shares, including Preferred Shares, voting as a separate class, are entitled to elect two of the Trust's trustees. The remaining trustees are elected by holders of common shares and preferred shares, including Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including Preferred Shares, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the Auction Agent for the payment of such dividends, then, subject to the rights of the holders of any senior securities constituting indebtedness, the number of trustees constituting the Board of Trustees will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares including Preferred Shares as described above, would constitute a majority of the Board of Trustees. The holders of preferred shares, including Preferred Shares, will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including Preferred Shares, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of preferred shares, including Preferred Shares, will automatically terminate.

     Approval of any reorganization (as defined in the Investment Company Act) adversely affecting the rights, preferences and privileges of the preferred shares, including the Preferred Shares, or of any action described in Section 13(a) of the Investment Company Act requires the affirmative vote of a majority of the preferred shares outstanding, including the Preferred Shares, voting as a single class. For purposes of such approval, a majority of the preferred shares outstanding means the lesser of (i) a majority of such shares outstanding or
(ii) at least two-thirds of such shares present and voting if a majority of such shares are present. Except as described above and except as otherwise required by law, the preferred shares, including the Preferred Shares, have equal voting rights with the common shares. In accordance with the Agreement and Declaration of Trust and the Statement, this entitles the preferred shares, including the Preferred Shares, to vote together with the common shares, as a single class, on all matters put to a vote of stockholders other than matters affecting the rights of the common shares and either not affecting the rights, preferences and privileges of the preferred shares or affecting them differently than the common shares, in which case the preferred shares shall be entitled to vote only to the extent described in the preceding paragraphs regarding the special voting rights of the preferred shares.

     Currently, a reorganization, under the Investment Company Act, includes (a) a judicially supervised reorganization; (b) a merger or consolidation; (c) a sale of 75% or more of the Trust's assets; (d) a restatement of capital or exchange of securities issued by the Trust or other securities issued by the Trust; (e) a voluntary dissolution or liquidation; or (f) a recapitalization or other procedure or transaction which has for its purpose the alteration, modification or repeal of any of the rights, preferences or privileges, as set forth in the Agreement and Declaration of Trust and Statement, of a class of securities issued by the Trust. The actions currently described in Section 13(a) of the Investment Company Act in relation to the Trust are (1) changing from a closed-end to an open-end investment company; (2) borrowing money, issuing senior securities, underwriting securities issued by others, purchasing or selling real estate or commodities or making loans, except in each case in accordance with the policies and restrictions set forth in the Trust's registration under the Investment Company Act, which as of the date of this Prospectus are set forth in the Statement of Additional Information; (3) deviations from the Trust's policy regarding concentration or any other investment policy changeable only by shareholder vote; or (4) changing its business so as to cease to be an investment company.

     As long as any Preferred Shares are outstanding and are being rated at the request of the Trust by Moody's or Fitch or any substitute rating agency, the Trust will not, without the affirmative vote or consent of the holders of at least a majority of the preferred shares, including the Preferred Shares, outstanding at the time (voting together as a separate class), authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, authorize, create or issue additional shares of or increase the authorized amount of the Preferred Shares or any other preferred shares, unless, in the case of shares of preferred shares on parity with the Preferred Shares, the Trust obtains confirmation from Fitch (if Fitch is then rating the Preferred Shares at the request of the Trust), Moody's (if Moody's is then rating the Preferred Shares at the request of the Trust) or any substitute rating agency (if any such substitute rating agency is then rating the Preferred Shares at the request of the Trust) that the issuance of a class or series would not cause such rating agency to reduce the rating then assigned by such rating agency to the Preferred Shares, in which case the vote or consent of the holders of the Preferred Shares is not required. To the extent permitted under the Investment Company Act, the Trust will not approve any of the actions set forth in (a) or (b) above which materially and adversely affects the rights expressly set forth in the Agreement and Declaration of Trust or the Statement of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected.

     The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

                                  THE AUCTION

GENERAL

     The Statement provides that, except as otherwise described in this Prospectus, the Applicable Rate for the Preferred Shares for each Dividend Period after the initial Dividend Period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of a series of Preferred Shares.

     Auction Agency Agreement. The Trust will enter into an auction agency agreement with the Auction Agent (initially, The Bank of New York) which provides, among other things, that the Auction Agent will follow the auction procedures to determine the Applicable Rate for the Preferred Shares, so long as the Applicable Rate for the Preferred Shares is to be based on the results of an auction.

     The Auction Agent may terminate the Auction Agency Agreement upon 45 days notice to the Trust. If the Auction Agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the Auction Agent provided that, prior to removal, the Trust has entered into a replacement agreement with a successor auction agent.

     Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements with several Broker-Dealers selected by the Trust, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

     The Auction Agent will pay to each Broker-Dealer after each auction, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction before a Dividend Period of 28 days or fewer, or a percentage agreed to by the Trust and the Broker-Dealers, in the case of any auction before a Special Rate Period of greater than 28 days, of the purchase price of Preferred Shares placed by a Broker-Dealer at the auction.

     The Trust may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreements.

AUCTION PROCEDURES

     Prior to the submission deadline on each Auction Date for the Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a beneficial owner of the Preferred Shares may submit the following types of orders with respect to the Preferred Shares to that Broker-Dealer.

          1. Hold order -- indicating its desire to hold shares without regard to the Applicable Rate for the next Dividend Period.

          2. Bid -- indicating its desire to sell shares at $25,000 per share if the Applicable Rate for shares for the next Dividend Period is less than the rate or spread specified in the bid.

          3. Sell order -- indicating its desire to sell shares at $25,000 per share without regard to the Applicable Rate for shares for the next Dividend Period.

     A beneficial owner may submit different types of orders to its Broker-Dealer with respect to Preferred Shares then held by the beneficial owner. A beneficial owner that submits its bid to its Broker-Dealer having a rate higher than the maximum Applicable Rate for shares on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares to its Broker-Dealer. However, if a beneficial owner of shares fails to submit an order with respect to such shares to its Broker-Dealer for an auction relating to a Dividend Period of more than 28 days such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for purposes of such offer, a potential holder as discussed below.

     A potential holder is either a Broker-Dealer customer who is not a beneficial owner of Preferred Shares but that wishes to purchase Preferred Shares or who is a beneficial owner of Preferred Shares that wishes to purchase additional Preferred Shares. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares at $25,000 per share if the Applicable Rate for the next Dividend Period is not less than the specified rate in such bid. A bid placed by a potential holder of shares specifying a rate higher than the maximum Applicable Rate for shares on the auction date will not be accepted.

     The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the Auction Agent. They will designate themselves (unless otherwise permitted by the Trust) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Trust nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as it was placed by the Broker-Dealer without regard to how the order may have been placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Trust.

     There are sufficient clearing bids for shares in an auction if the number of shares subject to bids submitted or deemed submitted to the Auction Agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum Applicable Rate is at least equal to or exceeds the sum of the number of shares subject to sell orders and the number of shares subject to bids specifying rates or spreads higher than the maximum Applicable Rate submitted or deemed submitted to the Auction Agent by Broker-Dealers for existing holders. If there are sufficient clearing bids for shares, the Applicable Rate for shares for the next succeeding Dividend Period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares available for purchase in the auction.

     If there are not sufficient clearing bids for shares, the Applicable Rate for the next Dividend Period will be the maximum Applicable Rate for shares on the auction date. If this happens, beneficial owners of shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding shares are the subject of submitted hold orders, the Applicable Rate for the next Dividend Period will then be 80% of the Reference Rate.

     The auction procedure includes a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of Preferred Shares that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

     The auctions for the Preferred Shares will normally be held every fourth succeeding Wednesday, and each subsequent Dividend Period will normally begin on the following Thursday.

     If an Auction Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date. Provided that if the affected Dividend Period is a Special Rate Period, the next Rate Period shall be a 28-day Rate Period and the Applicable Rate shall be 80% of the "AA" Composite Commercial Paper Rate applicable to such 28-Day Rate Period.

SECONDARY MARKET TRADING AND TRANSFERS OF PREFERRED SHARES

     The Broker-Dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in Preferred Shares will provide owners with liquidity of investment. The Preferred Shares will not be listed on any stock exchange or traded on the NASDAQ Stock Market. Investors who purchase shares in an auction for a Special Rate Period in which the Bid Requirements, if any, do not require a bid to specify a spread, should note that because the dividend rate on such shares may be fixed for the length of such Dividend Period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction. Investors who purchase shares in an auction for a Special Rate Period in which the Bid Requirements require a bid to specify a spread should be aware that the value of their shares may also fluctuate and may be more or less than their original cost if sold in the open market in advance of the next auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser's position.

     A beneficial owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only:

     - pursuant to a bid or sell order placed with the Auction Agent in accordance with the auction procedures;

     - to a Broker-Dealer; or

     - to such other persons as may be permitted by the Trust.

     However, a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made will advise the Auction Agent of such transfer.

                          DESCRIPTION OF COMMON SHARES

     In addition to the Preferred Shares, the Amended and Restated Agreement and Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and is fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed by the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. So long as any Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accumulated dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

     The Trust's common shares are traded on the American Stock Exchange under the symbol "IIA".

          CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

     The Amended and Restated Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

     In addition, the Trust's Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any classes or series of common shares or preferred shares of the Trust.

     The 5% holder transactions subject to these special approval requirements are:

     - the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

     - the issuance of any securities of the Trust to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment plan unless immediately after giving effect to such issuance, such Principal Shareholder beneficially owns less than 15% of the total voting power of the outstanding shares of all classes or series of common shares or Preferred Shares of the Trust;

     - the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 5% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

     - the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 5% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

     To convert the Trust to an open-end investment company, the Trust's Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the American Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption.

     To liquidate the Trust, the Trust's Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series.

     The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Amended and Restated Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

                          REPURCHASE OF COMMON SHARES

     Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. This may have the effect of reducing any market discount from net asset value. Any such repurchase may cause the Trust to repurchase Preferred Shares to maintain asset coverage requirements imposed by the Investment Company Act or any rating agency rating the Preferred Shares at that time.

                           FEDERAL INCOME TAX MATTERS


     The following is a description of certain U.S. federal income tax consequences to an investor of acquiring, holding and disposing of Preferred Shares. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders who own large positions in the Trust), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Trust.



     The Trust intends to elect and to qualify each year for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. In order to qualify the Trust must satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Trust will not be subject to U.S. federal income tax to the extent that it distributes its net investment company income and net capital gains. The Trust intends to distribute substantially all of such income.


     Based in part on a lack of present intention on the part of the Trust to redeem the Preferred Shares at any time in the future, the Trust intends to take the position that under present law the Preferred Shares will constitute stock, rather than debt of the Trust. It is possible, however, that the IRS could take a contrary position asserting for example that the Preferred Shares constitute debt of the Trust. If that position were upheld, distributions on the Preferred Shares would be considered interest, taxable as ordinary income regardless of the taxable earnings of the Trust.

     Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earning and profits. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). The Trust will allocate long-term capital gain and ordinary income between the common shares and the Preferred Shares for each taxable year in proportion to the total dividends paid to each class for the taxable year. Due to the Trust's expected investments, generally, dividends will not qualify for the dividend received deduction or the reduced rate on qualified dividend income. Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends, capital gain dividends and other distributions.

     If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such previous months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

     The sale or other disposition of Preferred Shares will generally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical Trust shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.



     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Trust can be found in the Statement of Additional Information which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

                                  UNDERWRITING

     The underwriters named below (the "Underwriters"), acting through A.G. Edwards & Sons, Inc., as lead manager, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as their representatives (the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Trust, ING Clarion RES and Clarion Capital (the "Underwriting Agreement"), to purchase from the Trust the number of Preferred Shares set forth below opposite their respective names.

                                                                  PREFERRED
    UNDERWRITER                                                    SHARES
    -----------                                                   ---------
    A.G. Edwards & Sons, Inc. ..................................     1,680
    Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated...................................     1,680
    Citigroup Global Markets Inc. ..............................       840
      Total.....................................................     4,200

     The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions, including the absence of any materially adverse change in the Trust's business and the receipt of certain certificates, opinions and letters from the Trust and the Trust's attorneys and independent accountants. The nature of the Underwriters' obligation is such that they are committed to purchase all Preferred Shares offered hereby if they purchase any of the Preferred Shares.


     The Representatives have advised the Trust that the Underwriters propose to offer some of the Preferred Shares directly to investors at the offering price of $25,000 per Preferred Share, and may offer some of the Preferred Shares to certain dealers at the offering price less a concession not in excess of $137.50 per Preferred Share, and such dealers may reallow a concession not in excess of $100.00 per Preferred Share on sales to certain other dealers. The Preferred Shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to their right to reject orders in whole or in part.


     The Trust, ING Clarion RES and Clarion Capital have each agreed to indemnify the Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act.

     The Trust anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may so act while they are Underwriters.

     The Trust anticipates that the Underwriters or their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Trust.

     In connection with the offering, the Underwriters or selected dealers may distribute prospectuses electronically.


     The settlement date for the purchase of the Preferred Shares will be November 24, 2003 as agreed upon by the Underwriters, the Trust and the Advisor pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.


     The addresses of the principal underwriters are: A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63108; Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York 10080; and Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013.

                  CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT

     The Custodian, Administrator, Accounting Agent, and Transfer Agent of the Trust is The Bank of New York, ("BONY"). As custodian BONY performs custodial services. As fund accountant, BONY calculates the Trust's net asset value and performs fund accounting and portfolio accounting services. As administrator BONY generally assists in the administration and operation of the Trust. BONY will also serve as transfer agent and dividend paying agent with respect to the common shares.

     BONY is the Auction Agent with respect to the Preferred Shares and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such shares.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Preferred Shares offered hereby will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the Underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

                             AVAILABLE INFORMATION

     The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements and other information about the Trust can be inspected at the offices of the American Stock Exchange, 86 Trinity Place, New York, NY 10019.

     This prospectus does not contain all of the information in the Trust's registration statement, including amendments, exhibits and schedules. Statements in this prospectus about the contents of any contact or other document are not necessarily complete and in each instance reference is made to the copy of the contact or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

     Additional information about the Trust and Preferred Shares can be found in the Trust's registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Trust's registration statement, other documents incorporated by reference and other information the Trust has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
Use of Proceeds.............................................   B-1
Investment Objective and Policies...........................   B-2
Investment Policies and Techniques..........................   B-3
Other Investment Policies and Techniques....................   B-5
Management of the Trust.....................................   B-8
Portfolio Transactions and Brokerage........................  B-13
Additional Information Concerning the Auctions for Preferred
  Shares....................................................  B-14
Description of Common Shares................................
Other Shares................................................
Repurchase of Common Shares.................................  B-16
U.S. Federal Income Tax Matters.............................  B-17
Experts.....................................................  B-21
Additional Information......................................  B-21
Independent Auditors' Report................................   F-1
Financial Statements........................................   F-2
APPENDIX A Statement of Preferences of Auction Market
  Preferred Shares..........................................   A-1
APPENDIX B Ratings of Investments...........................   B-1
APPENDIX C General Characteristics and Risks of Strategic
  Transactions..............................................   C-1
APPENDIX D Proxy Voting Procedures..........................   D-1

                        PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

     Generally, the Trust does not receive any nonpublic personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to nonpublic personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

------------------------------------------------------
------------------------------------------------------

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE TRUST HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE TRUST IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                             ---------------------

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Prospectus Summary....................    1
Financial Highlights (Unaudited)......    7
The Trust.............................    8
Use of Proceeds.......................    8
Capitalization (Unaudited)............    9
The Trust's Investments...............    9
Borrowings and Use of Leverage........   15
Interest Rate Transactions............   16
Risks.................................   17
Management of the Trust...............   27
Description of Preferred Shares.......   31
The Auction...........................   38
Description of Common Shares..........   40
Certain Provisions in the Agreement
  and Declaration of Trust............   41
Repurchase of Common Shares...........   42
Federal Income Tax Matters............   42
Underwriting..........................   44
Custodian, Transfer Agent and Auction
  Agent...............................   45
Legal Opinions........................   45
Available Information.................   45
Table of Contents for the Statement of
  Additional Information..............   46
Privacy Principles of the Trust.......   46


             ------------------------------------------------------
             ------------------------------------------------------
             ------------------------------------------------------
             ------------------------------------------------------

                            ING CLARION REAL ESTATE
                                  INCOME FUND
                            AUCTION PREFERRED SHARES
                            4,200 SHARES, SERIES W28
                           -------------------------

                                   PROSPECTUS
                           -------------------------
                           A.G. Edwards & Sons, Inc.
                              Merrill Lynch & Co.
                                   Citigroup

                               November 20, 2003


             ------------------------------------------------------
             ------------------------------------------------------

                      ING CLARION REAL ESTATE INCOME FUND


                      STATEMENT OF ADDITIONAL INFORMATION


     ING Clarion Real Estate Income Fund (the "Trust") is a newly organized, non-diversified, closed-end management investment company. This Statement of Additional Information relating to the Preferred Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated November 20, 2003. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 992-0180. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus or the Statement attached as Appendix A.


                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Use of Proceeds.............................................   B-1
Investment Objective and Policies...........................   B-2
Investment Policies and Techniques..........................   B-3
Other Investment Policies and Techniques....................   B-5
Management of the Trust.....................................   B-8
Portfolio Transactions and Brokerage........................  B-14
Additional Information Concerning the Auctions for Preferred
  Shares....................................................  B-15
Repurchase of Common Shares.................................  B-16
U.S. Federal Income Tax Matters.............................  B-17
Experts.....................................................  B-21
Additional Information......................................  B-21
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Appendix A Statement of Preferences.........................   A-1
Appendix B Ratings of Investments...........................   B-1
Appendix C General Characteristics and Risks of Strategic
  Transactions..............................................   C-1

                                USE OF PROCEEDS


     The net proceeds of the offering will be used to pay outstanding borrowings and then invested in accordance with the Trust's investment objective and policies during a period expected to be approximately three months. Pending such investment, the net proceeds may be invested in high quality, short-term fixed income securities. If necessary, the Trust may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in securities of the type in which the Trust may invest directly.

                       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT RESTRICTIONS

     Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

          (1) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

          (2) make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt instruments consistent with the Trust's investment objective and policies or the entry into repurchase agreements;

          (3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

          (4) purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and REOCs, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust's ownership of such other assets;

          (5) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool or commodity pool operator; or

          (6) invest in excess of 25% of its total assets in any industry other than the real estate industry, except that the Trust may invest without limit in securities backed as to principal or interest by the credit of the United States of America or agencies or instrumentalities thereof.

     When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.

     In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Trust may not:

          (1) make any short sale of securities except in conformity with applicable laws, rules and regulations;

          (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

          (3) purchase securities of companies for the purpose of operating such companies.

     Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other registered investment companies and up to 5% of its total assets in any one registered investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     The Trust has a non-fundamental policy of investing at least 90% of its total assets in "Real Estate Securities" as defined in the prospectus (and may be amended from time to time). If the Board of Trustees of the Trust changes this non-fundamental policy to one allowing the Trust to invest less than 80% of its total assets in Real Estate Securities, the Trust will provide shareholders with at least 60 days prior notice of such change if the change has not first been approved by shareholders, which notice will comply with the Investment Company Act and the regulations thereunder. The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

     In addition, to comply with U.S. federal tax requirements for qualification as a "regulated investment company," under the current law the Trust's investments will be limited in a manner such that, subject to certain exceptions and cure periods, at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and
(b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer.

                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Trust's investment objectives, policies and techniques that are described in the Trust's prospectus.

SHORT-TERM FIXED INCOME SECURITIES

     For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

     (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

     (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

     (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. The Advisors monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisors does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Advisors and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

COMMERCIAL MORTGAGE-BACKED SECURITIES

     CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated CMBS") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization. The Trust may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other nongovernmental issuers. Subordinated CMBS have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Mortgage-Related Securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior Mortgage-Related Securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Mortgage-Related Securities.

     The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single -family Mortgage-Related Securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on Mortgage-Related Securities secured by loans on commercial properties than on those secured by loans on residential properties.

SHORT SALES

     The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

     When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

STRATEGIC TRANSACTIONS

     Consistent with its investment objectives and policies as set forth herein, the Trust may also enter into certain hedging and risk management transactions. In particular, the Trust may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Trust may use are described below. The ability of the Trust to hedge successfully will depend on the Advisors' ability to predict pertinent market movements, which cannot be assured.

     Interest Rate Transactions. Among the Strategic Transactions into which the Trust may enter are interest rate swaps and options. The Trust expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management techniques or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date or, as discussed in the prospectus, to hedge against increased Preferred Share dividend rates or increases in the

Trust's cost of borrowing. For a more complete discussion of interest rate transactions, see "Interest Rate Transactions" in the prospectus.

     Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Trust may sell or purchase call options ("calls") on securities and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and to the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Trust must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.

     Puts on Securities, Indices and Futures Contracts. As with calls, the Trust may purchase put options ("puts") on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Trust may also sell puts on securities financial indices and puts on futures contracts on securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying instrument or index at higher than the current market price.

     Forward Currency Contracts. Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and the Advisors believe that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when the Advisors anticipate that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

     The Trust may also use forward currency contracts to hedge aga inst a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisors anticipate that there will be a correlation between the two currencies.

     The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

     Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "Tax Matters."

REPURCHASE AGREEMENTS

     As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisors, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. The Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

REVERSE REPURCHASE AGREEMENTS

     The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

     If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

LENDING OF SECURITIES

     The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis),
(iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the American Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisors, and will be considered in making decisions wit h respect to lending securities, subject to review by the Trust's Board of Trustees.

     The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

                            MANAGEMENT OF THE TRUST

INVESTMENT MANAGEMENT AGREEMENT

     Although ING Clarion RES intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of ING Clarion RES are not exclusive and ING Clarion RES provides similar services to other investment companies and other clients and may engage in other activities.

     The investment management agreement was approved by the Trust's Board of Trustees at an in-person meeting of the Board of Trustees held on August 22, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). In approving this agreement, the Board of Trustees considered, among other things, (i) the services to be provided by ING Clarion RES; (ii) the investment capabilities of ING Clarion RES; and (iii) the Trust's fee and expense data as compared to a peer group of closed-end funds with similar investment objectives and policies as the Trust. The Board of Trustees indicated that the primary factors in their determination to approve the investment management agreement were the high quality of services expected to be provided by ING Clarion RES, the experience of the Trust portfolio managers employed by ING Clarion RES and the comparability of the fee structure with similar funds.

     The investment management agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, ING Clarion RES is not liable to the Trust or any of the Trust's shareholders for any act or omission by ING Clarion RES in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of ING Clarion RES, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

     The investment management agreement and the waivers of the management fees were approved by the sole common shareholder of the Trust as of September 16, 2003. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of the Trust or by ING Clarion RES, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

INVESTMENT SUB-ADVISORY AGREEMENT

     Clarion Capital acts as the Trust's sub-advisor. Clarion Capital will receive a portion of the management fee paid by the Trust to ING Clarion RES. From the management fees, ING Clarion RES will pay Clarion Capital, for serving as sub-advisor, a fee equal to a pro-rata share of the percentage of assets allocated to real estate fixed income securities as part of the total Managed Assets of the Trust.

     The investment sub-advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify Clarion Capital, its partners, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

     Although Clarion Capital intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of Clarion Capital are not exclusive and Clarion Capital provides similar services to other investment companies and other clients and may engage in other activities.

     The investment sub-advisory agreement was approved by the Trust's Board of Trustees at an in-person meeting held on August 22, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). In approving this agreement the Board of Trustees considered, among other things, the nature and quality of services to be provided by Clarion Capital. In approving this agreement, the Board of Trustees considered, among other things, (i) the services to be provided by Clarion Capital and; (ii) the investment capabilities of Clarion Capital. The Board of Trustees indicated that the primary factors in their determination to approve the investment management agreement were the high quality of services expected to be provided by Clarion Capital and the experience of the Trust portfolio managers employed by Clarion Capital.

     The investment sub-advisory agreement was approved by the sole common shareholder of the Trust as of September 16, 2003. The investment sub-advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment sub-advisory agreement may be terminated as a whole at any time by the Trust or by ING Clarion RES without the payment of any penalty, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of the Trusts, or by Clarion Capital, on 60 days' written notice by any party to the other (which may be waived by the non-terminating party). The investment sub-advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

TRUSTEES AND OFFICERS

     The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's Board of Trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company
Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, ING Clarion RES and the Trust's board members and officers is 259 North Radnor Chester Road, Suite 205, Radnor, PA 19087, unless specified otherwise below.

                                                                    NUMBER OF
                                                                  PORTFOLIOS IN
                                  PRINCIPAL OCCUPATION DURING       THE FUND        OTHER DIRECTORSHIPS
NAME AND AGE            TITLE         THE PAST FIVE YEARS            COMPLEX          HELD BY TRUSTEE
------------          ---------   ---------------------------   -----------------   -------------------
INTERESTED TRUSTEES:

T. Ritson Ferguson*   Trustee,    Managing Director and Chief           1
Age: 44               President   Investment Officer of ING
                      and Chief   Clarion Real Estate
                      Executive   Securities, L.P. since
                      Officer(1)  1995.

Jarrett B. Kling*     Trustee(1)  Managing Director of ING              1(2)        Trustee of The
Age: 60                           Clarion Real Estate                               Hirtle and
                                  Securities, L.P., member of                       Callaghan Trust;
                                  the Investment Advisory                           National Trustee of
                                  Committee of the TDH Group                        the Boy's and
                                  of venture funds.                                 Girl's Club of
                                                                                    America.

                                                                    NUMBER OF
                                                                  PORTFOLIOS IN
                                  PRINCIPAL OCCUPATION DURING       THE FUND        OTHER DIRECTORSHIPS
NAME AND AGE            TITLE         THE PAST FIVE YEARS            COMPLEX          HELD BY TRUSTEE
------------          ---------   ---------------------------   -----------------   -------------------
INDEPENDENT
TRUSTEES

Asuka Nakahara        Trustee(1)  Associate Director of the             1(2)        Advisory board
Age: 47                           Zell-Lurie Real Estate                            member of the HBS
                                  Center at Wharton since                           Club of
                                  July 1999; Lecturer of Real                       Philadelphia and a
                                  Estate at the Wharton                             Trustee and Elder
                                  School, University of                             and Investment
                                  Pennsylvania; Chief                               Committee member of
                                  Financial Officer of                              Ardmore
                                  Trammell Crow Company from                        Presbyterian
                                  January 1, 1996 to                                Church.
                                  September 1, 1998; Chief
                                  Knowledge Officer of
                                  Trammell Crow Company from
                                  September 1, 1998 to
                                  December 31, 1999.

Frederick S. Hammer   Trustee(1)  Co-Chairman of Inter-                 1(2)        Chairman of the
Age: 67                           Atlantic Group since 1994                         Board of Annuity
                                  and is a member of the                            and Life Re
                                  Fund's investment                                 (Holdings), Ltd.;
                                  committee; Co-Chairman of                         Director on the
                                  Guggenheim Securities                             Boards of Tri- Arc
                                  Holdings, LLC from 2002 to                        Financial Services,
                                  2003; non-executive.                              Inc. and Magellan
                                                                                    Insurance Company
                                                                                    Ltd.; former
                                                                                    Director of
                                                                                    Medallion Financial
                                                                                    Corporation, IKON
                                                                                    Office Solutions,
                                                                                    Inc. and VISA
                                                                                    International;
                                                                                    trustee of the
                                                                                    Madison Square Boys
                                                                                    and Girls Club.

                                                                    NUMBER OF
                                                                  PORTFOLIOS IN
                                  PRINCIPAL OCCUPATION DURING       THE FUND        OTHER DIRECTORSHIPS
NAME AND AGE            TITLE         THE PAST FIVE YEARS            COMPLEX          HELD BY TRUSTEE
------------          ---------   ---------------------------   -----------------   -------------------
Richard L. Sutton     Trustee(1)  Of counsel to Morris,                 1(2)        Trustee of the
Age: 68                           Nichols, Arsht & Tunnell.                         Unidel Foundation,
                                                                                    Inc. since 2000;
                                                                                    Board of Directors
                                                                                    of Wilmington
                                                                                    Country Club since
                                                                                    1999, Grand Opera
                                                                                    House, Inc.,
                                                                                    1976-92, University
                                                                                    of Delaware Library
                                                                                    Associates, Inc.
                                                                                    1981-99, Wilmington
                                                                                    Club 1987-03,
                                                                                    American Judicature
                                                                                    Society 1995-99.

OFFICERS

NAME AND AGE                           PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
------------                           -----------------------------------------------
Peter Zappulla                    Chief Financial Officer ING Clarion Portfolio and
Age 58                            Reporting, since 1989

Heather Trudel                    Senior Vice President of ING Clarion RES since 1995
Age 32

---------------

* "Interested person" of the Trust as defined in the Investment Company Act. Messrs. Ferguson and Kling are interested persons due to their employment with the Advisor.

(1) After a trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves:

     - Messrs. Ferguson and Hammer, as Class I trustees, are expected to stand for re-election at the Trust's 2004 annual meeting of shareholders

     - Messrs. Kling and Nakahara, as Class II trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders

     - Mr. Sutton, as a Class III Trustee, is expected to stand for re-election at the Trust's 2006 annual meeting of shareholders

(2) The Trust is the only fund in the fund complex.

     Prior to this offering, all of the outstanding shares of the Trust were owned by ING Clarion RES.

     The Trustees of the trust own the following amounts of shares of the Trust and other funds in the fund complex.

                                                                        AGGREGATE DOLLAR RANGE OF
                                                                      EQUITY SECURITIES OVERSEEN BY
                                                                        TRUSTEES IN FAMILY IN ALL
                                           DOLLAR RANGE OF EQUITY         REGISTERED INVESTMENT
NAME OF DIRECTOR                          SECURITIES IN THE FUND(*)           COMPANIES(**)
----------------                          -------------------------   -----------------------------
T. Ritson Ferguson......................             $0                            $0
Jarrett B. Kling........................             $0                            $0
Asuka Nakahara..........................             $0                            $0
Frederick S. Hammer.....................             $0                            $0
Richard L. Sutton.......................             $0                            $0

---------------

 * Trustees do not own equity securities of the Trust because the Trust is a newly organized closed-end investment company.

** The Trust is the only fund in the family of registered investment companies.

     The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the ING Clarion organization receive no compensation from the Trust. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2003, assuming the Trust had been in existence for the full calendar year.

                                                               ESTIMATED
                                                              COMPENSATION
NAME OF BOARD MEMBER                                           FROM TRUST
--------------------                                          ------------
T. Ritson Ferguson..........................................     $    0
Jarrett B. Kling............................................     $    0
Asuka Nakahara..............................................     $4,000
Frederick S. Hammer.........................................     $4,000
Richard L. Sutton...........................................     $4,000

     The Board of Trustees of the Trust currently has one committee: an Audit Committee.

     The Audit Committee consists of Messrs. Nakahara, Hammer and Sutton. The Audit Committee acts according to the Audit Committee charter. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Trust's independent accountants.

     No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of ING Clarion or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with ING Clarion.

     As the Trust is a newly organized closed-end investment company with no prior investment operations, no meetings of the Audit Committee have been held in the current fiscal year other than an initial meeting in connection with the organization of the Trust.

CODES OF ETHICS

     The Trust, the Advisor and the Sub-Advisor have adopted respective codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING PROCEDURES

     The Board of Trustees of the trust has adopted the proxy voting procedures of the Advisor and delegated the voting of Trust securities to ING Clarion pursuant to these procedures. Under these procedures, ING Clarion will vote the Trust's securities in the best interests of the Trust's shareholders. A copy of the proxy voting procedures of the Advisor are attached as Appendix D to this Statement of Additional Information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Trust and brokerage commission rate are made by the Advisors. Transactions on stock exchanges involve the payment by the Trust of brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In certain instances the Trust may make purchases of underwritten issues at prices which include underwriting fees.

     In selecting a broker to execute each particular transaction, the relevant Advisor will take the following into consideration, the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order, and the value of the expected contribution of the broker to the investment performance of the Trust on a continuing basis. Accordingly, the cost of the brokerage commissions to the Trust in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, the Advisor or the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Trust to pay a broker that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged from effecting that transaction if the Advisor or Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor's or Sub-Advisor's ongoing responsibilities with respect to the Trust. Research and investment information may be provided by these and other brokers at not cost to the Advisors and is available for the benefit of other accounts advised by the Advisors and its affiliates, and not all of the information will be used in connection with the Trust. While this information may be useful in varying degrees and may tend to reduce the Advisors' expenses, it is not possible to estimate its value and in the opinion of the Advisors it does not reduce the Advisors' expenses in a determinable amount. The extent to which the Advisors make use of statistical, research and other services furnished by brokers is considered by the Advisors in the allocation of brokerage business but there is not a formula by which such business is allocated. The Advisors do so in accordance with their judgment of the best interests of the Trust and its shareholders. The Advisors may also take into account payments made by brokers effecting transactions for the Trust to other persons on behalf of the Trust for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Advisors may consider sales of shares of the Trust as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Trust.

     One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold and any transaction costs will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's Board of Trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

      ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

GENERAL

     Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository with respect to the Preferred Shares. One certificate for all of the Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of Preferred Shares contained in the Statement. The Trust will also issue stop-transfer instructions to the transfer agent for Preferred Shares. Such nominee will be the holder of record of all the shares of each series of Preferred Shares and beneficial owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of Preferred Shares, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this Statement of Additional Information forms a part.

CONCERNING THE AUCTION AGENT

     The Auction Agent will act as agent for the Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Trust and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

     The Auction Agent may rely upon, as evidence of the identities of the holders of Preferred Shares, the Auction Agent's registry of holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Trust) with respect to transfers described under "The
Auction -- Secondary Market Trading and Transfers of Preferred Shares" in the prospectus and notices from the Trust. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the business day preceding such auction.

     The Auction Agent may terminate its auction agency agreement with the Trust upon notice to the Trust on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the Auction Agent provided that prior to such removal the Trust shall have entered into such an agreement with a successor auction agent.

BROKER-DEALERS

     The Auction Agent after each auction for the Preferred Shares will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a Dividend Period of 28 days or fewer, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any auction immediately preceding a Dividend Period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were
(a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

     The Trust may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

     The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Trust) may submit orders in auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Trust may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

                          REPURCHASE OF COMMON SHARES

     The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accumulated and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment restrictions, the Trust may borrow to finance the repurchase of common shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

     The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's common shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's common shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Trust of its common shares will decrease the Trust's Managed Assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

     The decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue. Before deciding whether to take any action if the common shares trade below net asset value, the Trust's Board of Trustees would likely consider the factors the trustees consider relevant, which would likely include the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on its considerations, even if the Trust's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

                        U.S. FEDERAL INCOME TAX MATTERS

     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders, (including shareholders owning large positions in the Trust) and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their tax advisers to determine the tax consequences to them of investing in the Trust.

TAXATION OF THE TRUST


     The Trust intends to elect and to qualify each year for special tax treatment afforded to a regulated investment company under subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Trust (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. The Trust intends to distribute substantially all of such income.


     In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (a) derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter of the Trust (i) at least 50% of the market value of the Trust's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the market value of the Trust's assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Trust's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses.

     As mentioned above, as a regulated investment company, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). For purposes of satisfying the 90% distribution requirement, a distribution will not qualify if it is a "preferential" dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class except to the extent that such preference exists by reason of the issuance of such shares.). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income their share of such undistributed long-term capital gain and
(ii) will be entitled to credit their proportionate share of the tax paid by the Trust against their U.S. federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (ii) of the preceding sentence.

     Based in part on a lack of present intention on the part of the Trust to redeem the Preferred Shares at any time in the future, the Trust intends to take the position that under present law the Preferred Shares will constitute stock, rather than debt of the Trust. It is possible, however, that the IRS could take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Trust. If that position was upheld distributions on the Preferred Shares would be considered interest taxable as ordinary income regardless of the taxable earnings of the Trust.

     The IRS has taken the position in a revenue ruling that if a regulated investment company has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during such year that was paid to such class. Consequently, if both common shares and Preferred Shares are outstanding, the Trust intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, capital gain dividends, ordinary income dividends and other distributions will be allocated between the holders of common shares and Preferred Shares in proportion to the total dividends paid to each class during the taxable year.

     If the Trust utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when shares of Preferred Shares are outstanding, the Trust does not meet the asset coverage requirements of the Investment Company Act, the Trust will be required to suspend distributions to holders of common shares until the asset coverage is restored. Limits on the Trust's payment of dividends may prevent the Trust from distributing at least 90% of its net income and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company and/or may subject the Trust to the 4% excise tax described below. Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Trust may, in its sole discretion, redeem Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such action would achieve these objectives. The Trust will endeavor to avoid restrictions on its ability to make dividend payments.

     If in any year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular corporate federal income tax upon its income for the year and all distributions to its shareholders would be taxable to shareholders as ordinary dividend income to the extent of the Trust's earnings and profits. The Code requires a regulated investment company to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years, on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute its ordinary income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

TAXATION OF SHAREHOLDERS


     Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earning and profits. Such dividends (if designated by the Trust) may qualify (provided holding period and other requirements are met (i) for the dividends received deduction in the case of corporate stockholders, to the extent the Trust's income consists of dividend income received from U.S. corporations, and (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act") as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or, the stock of which is readily tradable on an established securities market in the United States). Dividends paid by a REIT are not generally eligible for the reduced dividend rate. Due to the Trust's expected investments, in general, distributions to shareholders will not be eligible for the dividends received deduction allowed to corporate shareholders, and will not qualify for the reduced rate on qualified dividend income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Unrecaptured Section 1250 gain distributions, if any, will be subject to a 25% tax. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any capital gain dividends, ordinary income dividends and other distributions.



     The sale or other disposition of the Preferred Shares will generally result in capital gain or loss to shareholders. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the shares will be treated as short-term capital gain or loss. However, any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gains will currently be taxed at the maximum rate of 35% applicable to ordinary income while long-term capital gains generally will be taxed at a maximum rate of 15%.


     If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

     A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met. Foreign investors are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     The Trust is required in certain circumstances to backup withhold currently at a rate of 28% on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INVESTMENTS OF THE TRUST


     The Trust may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have been proposed but not yet been issued, but may apply retroactively, a portion of the Trust's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Trust, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.


     The Trust will invest in securities rated in the lower rating categories of nationally recognized rating organizations ("junk bonds" or "high yield bonds"). Some of these junk bonds or high-yield bonds may be purchased at a discount and may therefore cause the Trust to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest on such junk bonds and high-yield bonds may be treated as dividends for certain U.S. federal income tax purposes. In such cases, if the issuer of the junk bonds or high-yield bonds is a qualifying corporation, dividend payments by the Trust may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest.


     Investment by the Trust in certain "passive foreign investment companies" could subject the Trust to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Trust to mitigate the effect of these provisions but such elections generally accelerate the recognition of income without the receipt of cash.


     Certain of the Trust's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and

(vi) adversely alter the characterization of certain complex financial transactions. The Trust will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

     The foregoing is a general summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

                                    EXPERTS

     The financial statements and schedules audited by Ernst & Young LLP have been included in reliance on their report given on their authority as experts in accounting and auditing.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the SEC. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge on the EDGAR Database of the SEC's website at http://www.sec.gov or, at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholder and Trustees
ING Clarion Real Estate Income Fund

     We have audited the accompanying statement of assets and liabilities of the ING Clarion Real Estate Income Fund (the "Fund") as of September 16, 2003 and the related statement of operations for the day then ended. These statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities and statement of operations are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities and statement of operations. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of the ING Clarion Real Estate Income Fund, at September 16, 2003, and the results of its operation for the day then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
September 16, 2003

                      ING CLARION REAL ESTATE INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 16, 2003

                                                                  ING CLARION
                                                               REAL ESTATE INCOME
                                                                      FUND
                                                               ------------------
Assets:
  Cash......................................................        $130,000
  Deferred offering expenses................................         270,000
                                                                    --------
  Total Assets..............................................         400,000
                                                                    --------
Liabilities:
  Organizational costs payable..............................          30,000
  Offering costs payable....................................         270,000
                                                                    --------
  Total Liabilities.........................................         300,000
                                                                    --------
Net Assets:
  Paid in capital (Applicable to 6,980.803 shares of
     beneficial interest issued and outstanding, unlimited
     shares authorized).....................................         130,000
  Accumulated net investment loss...........................         (30,000)
                                                                    --------
  Total Net Assets..........................................        $100,000
                                                                    ========
Fund shares
  Net asset value per share.................................        $  14.33
                                                                    ========
  Offering price per share (including 4.5% front end sales
     charge)................................................        $  15.00
                                                                    ========

                       See Notes to Financial Statements

                      ING CLARION REAL ESTATE INCOME FUND

                            STATEMENT OF OPERATIONS
                      FOR THE DAY ENDED SEPTEMBER 16, 2003

Investment Income...........................................   $     --
                                                               --------
Expenses:
  Organizational Costs......................................     30,000
                                                               --------
Net Investment Loss and Net Decrease in Net Assets Resulting
  from Operations...........................................   $(30,000)
                                                               ========

                       See Notes to Financial Statements

                      ING CLARION REAL ESTATE INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS

1.  FUND ORGANIZATION

     ING Clarion Real Estate Income Fund (the "Trust") is a newly organized, non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on July 16, 2003. ING Clarion Real Estate Securities, L.P. will be the Trust's investment advisor (the "Advisor"), and ING Clarion Capital LLC will be the Trust's sub-advisor. The Trust has not commenced operations except those related to organizational matters and the sale of initial shares of beneficial interest to the initial shareholder, ING Clarion Real Estate Securities, L.P. After the issuance of common shares, the Trust may use leverage through the issuance of preferred shares, commercial paper or notes and borrowings up to limits set forth in the Trust's prospectus.

2.  SIGNIFICANT ACCOUNTING POLICIES

     The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Trust.

     Use of Estimates -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

     Federal Income Taxes -- The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, a trust generally pays no federal income tax on the income and gains it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

     Organizational and Offering Costs -- Costs incurred in connection with the Trust's organization and offering of its shares will be borne by the Trust up to and including $0.03 per common share as of the commencement of operations. The Advisor has contractually agreed to pay all organization and offering costs in excess of $0.03 per common share. Costs incurred by the Trust in connection with the offering of it's shares will be deferred and amortized over a one-year period beginning on the date the Trust commences operations.

3.  MANAGEMENT AND SERVICE FEES

     Pursuant to an investment management agreement between the Advisor and the Trust, the Trust has agreed to pay for investment advisory services and facilities a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust's managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust's behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust's managed assets for the first five years of the Trust's operations (through September, 2008), and for a declining amount for an additional four years (through September, 2012).

     The Trust has multiple service agreements with The Bank of New York ("BONY"). Under the servicing agreements, BONY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust.

                      ING CLARION REAL ESTATE INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                                               OCTOBER 31, 2003
                                                               ----------------
                                                                 (UNAUDITED)
ASSETS
  Investments in securities, at value (cost $283,076,878)...     $282,830,410
  Cash......................................................          722,167
  Deferred offering costs...................................          270,000
  Dividend receivable.......................................          767,459
  Interest receivable.......................................          313,670
                                                                 ------------
     Total assets...........................................      284,903,706
                                                                 ------------
LIABILITIES
  Payable for investment securities purchased...............        2,641,950
  Line of credit............................................       68,846,101
  Accrued expenses..........................................          255,023
                                                                 ------------
     Total liabilities......................................       71,743,074
                                                                 ------------
NET ASSETS..................................................     $213,160,632
                                                                 ============
COMPOSITION OF NET ASSETS
Common shares of beneficial interest:
  Par value.................................................     $     14,807
  Paid in capital in excess of par..........................      212,095,193
Undistributed net investment income.........................        1,297,100
Net unrealized depreciation on investments..................         (246,468)
                                                                 ------------
NET ASSETS..................................................     $213,160,632
                                                                 ============
COMMON SHARES
  Net asset value per share ($213,160,632 / 14,806,981
     shares of beneficial interest issued and
     outstanding)...........................................     $      14.40
                                                                 ============

                       See notes to financial statements.

                      ING CLARION REAL ESTATE INCOME FUND

                            STATEMENT OF OPERATIONS
          FOR THE PERIOD SEPTEMBER 16, 2003* THROUGH OCTOBER 31, 2003
                                  (UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $1,473,815
  Interest..................................................      78,308
                                                              ----------
     Total income...........................................               $1,552,123
                                                                           ----------
EXPENSES
  Management fee............................................     186,137
  Line of credit payable....................................      47,385
  Organizational and offering fees..........................      44,383
  Audit fee.................................................       9,157
  Administration fee........................................       7,578
  Transfer agent fee........................................       5,214
  Insurance.................................................       4,309
  Trustees' fees............................................       3,511
  Custodian fee.............................................       1,408
  Miscellaneous.............................................         687
                                                              ----------
     Total expenses.........................................                  309,769
  Management fee waived.....................................                  (54,746)
                                                                           ----------
     Net expenses...........................................                  255,023
                                                                           ----------
     Net investment income..................................                1,297,100
                                                                           ----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net change in unrealized depreciation on investments......                 (246,468)
                                                                           ----------
  Net loss on investments...................................                 (246,468)
                                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $1,050,632
                                                                           ==========

---------------

* Commencement of operations.

                       See notes to financial statements.

                      ING CLARION REAL ESTATE INCOME FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE PERIOD
                                                               SEPTEMBER 16, 2003*
                                                                     THROUGH
                                                                OCTOBER 31, 2003
                                                               -------------------
                                                                   (UNAUDITED)
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income.....................................      $  1,297,100
  Net change in unrealized depreciation on investments......          (246,468)
                                                                  ------------
     Net increase in net assets resulting from operations...         1,050,632
                                                                  ------------
CAPITAL SHARE TRANSACTIONS
  Net proceeds from the issuance of common shares...........       212,110,000
                                                                  ------------
     Net increase from capital share transactions...........       212,110,000
                                                                  ------------
     Total increase.........................................       213,160,632
NET ASSETS
  Beginning of period.......................................                --
                                                                  ------------
  End of period.............................................      $213,160,632
                                                                  ============

---------------

* Commencement of operations.

                       See notes to financial statements.

                      ING CLARION REAL ESTATE INCOME FUND

                            STATEMENT OF CASH FLOWS
    FOR THE PERIOD SEPTEMBER 16, 2003* THROUGH OCTOBER 31, 2003 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations......   $   1,050,632
                                                               -------------
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM
  OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
  Cost of securities purchased..............................    (283,076,878)
  Increase in interest receivable...........................        (313,670)
  Increase in dividend receivable...........................        (767,459)
  Increase in accrued expenses..............................         255,023
  Increase in payable for investment securities sold........       2,641,950
  Increase in unrealized depreciation.......................         246,468
                                                               -------------
     Net Cash Used in Operating Activities..................    (279,963,934)
                                                               -------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
  Net cash subscriptions received...........................     212,110,000
  Line of credit............................................      68,846,101
                                                               -------------
     Net Cash Provided by Financing Activities..............     280,956,101
                                                               -------------
Net increase in cash........................................         992,167
CASH AT BEGINNING OF PERIOD.................................              --
                                                               -------------
CASH AT END OF PERIOD.......................................   $     992,167
                                                               =============

---------------

* Commencement of operations.

                       See notes to financial statements.

                            REAL ESTATE INCOME FUND

                            PORTFOLIO OF INVESTMENTS
                          OCTOBER 31, 2003 (UNAUDITED)

COMPANY                                                       SHARES         VALUE
-------                                                     -----------   ------------
COMMON STOCK -- 108.3%
FINANCE, TAXATION & MONETARY POLICY -- 1.4%
Origen Financial Inc. ....................................      300,000   $  3,000,000
                                                                          ------------
REAL ESTATE INVESTMENT TRUSTS -- 106.9%
APARTMENTS -- 14.7%
Amli Residential Properties Trust.........................      399,700     10,168,368
Apartment Investment & Management Co. Cl. A...............      105,000      4,294,500
Gables Residential Trust..................................      335,600     10,799,608
Mid-America Apartment Communities, Inc. ..................      194,900      6,119,860
                                                                          ------------
                                                                            31,382,336
                                                                          ------------
DIVERSIFIED -- 14.1%
Colonial Properties Trust.................................      182,800      6,763,600
iStar Financial Inc. .....................................      184,300      7,014,458
Liberty Property Trust....................................      217,500      7,912,650
Newcastle Investment Corp. ...............................      225,100      5,267,340
U.S. Restaurant Properties, Inc. .........................      200,000      3,200,000
                                                                          ------------
                                                                            30,158,048
                                                                          ------------
HEALTHCARE -- 13.3%
Health Care REIT, Inc. ...................................      516,000     17,105,400
Nationwide Health Properties, Inc. .......................      609,700     11,157,510
                                                                          ------------
                                                                            28,262,910
                                                                          ------------
HOTELS -- 2.7%
Hospitality Properties Trust..............................      153,800      5,639,846
                                                                          ------------
OFFICE PROPERTY -- 37.8%
Arden Realty, Inc. .......................................      506,500     14,166,805
Brandywine Realty Trust...................................      245,000      6,208,300
Equity Office Properties Trust............................      315,600      8,839,956
Highwoods Properties, Inc. ...............................      246,700      6,118,160
Koger Equity, Inc. .......................................      232,500      4,503,525
Mack-Cali Realty Corp. ...................................      172,900      6,516,601
Maguire Properties, Inc. .................................      665,200     14,501,360
Mission West Properties Inc. .............................      314,700      3,943,191
Prentiss Properties Trust.................................      523,300     15,824,592
                                                                          ------------
                                                                            80,622,490
                                                                          ------------
REGIONAL MALLS -- 1.6%
Crown American Realty Trust...............................      274,600      3,289,708
                                                                          ------------
SHOPPING CENTERS -- 16.9%
New Plan Excel Realty Trust...............................      547,600     12,430,520
Commercial Net Lease Realty...............................      260,100      4,473,720

COMPANY                                                       SHARES         VALUE
-------                                                     -----------   ------------
Heritage Property Investment Trust........................      522,400     14,731,680
Pennsylvania Real Estate Investment Trust.................      132,000      4,408,800
                                                                          ------------
                                                                            36,044,720
                                                                          ------------
STORAGE -- 1.4%
Sovran Self Storage, Inc. ................................       90,700      3,070,195
                                                                          ------------
WAREHOUSE & INDUSTRIAL -- 4.4%
First Industrial Realty Trust, Inc........................      290,700      9,389,610
                                                                          ------------
Total Real Estate Investment Trusts.......................                 227,859,863
                                                                          ------------
Total Common Stock
  (cost $231,438,473).....................................                 230,859,863
                                                                          ------------
                                                             PRINCIPAL
                                                              AMOUNT
                                                            -----------
MORTGAGE-RELATED SECURITIES -- 11.7%
Chase Commercial Mortgage Securities Corp., Series 1997-1,
  Class G, 7.37%, 6/19/29.................................  $   983,688        803,235
Commercial Mortgage Acceptance Corp., Series 1998-C2,
  Class G, 5.44%, 9/15/30.................................    2,500,000      1,897,950
CS First Boston Mortgage Securities Corp., Series
  2002-CP3, Class J, 6.00%, 7/15/35.......................    2,000,000      1,648,680
CS First Boston Mortgage Securities Corp., Series
  2002-CP3, Class K, 6.00%, 7/15/35.......................    3,500,000      2,572,220
J.P. Morgan Chase Commercial Mortgage Securities, Series
  2002-C3, Class J, 5.06%, 7/12/35........................    3,250,000      2,622,126
LB-UBS Commercial Mortgage Trust, Series 2002-C2, Class
  XCL, 7.79%, 7/15/35*....................................   54,626,263      2,012,284
LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class
  XCL, 8.14%, 10/15/35*...................................   58,280,131      2,641,121
Salomon Brothers Mortgage Securities VII, Series
  2002-KEY2, Class X1, 7.04%, 3/18/36*....................   81,095,493      5,761,519
Wachovia Bank Commercial Mortgage Trust, Series 2003-C7,
  Class L, 5.44%, 10/15/35................................    4,000,000      2,629,520
Wachovia Bank Mortgage Trust, Series 2003-C4, Class L,
  4.93%, 4/15/35..........................................    3,668,000      2,406,391
Total Mortgage-Related Securities
  (cost $25,136,138)......................................                  24,995,046
                                                                          ------------
                                                              SHARES
                                                            -----------
PREFERRED STOCK -- 10.2%
REAL ESTATE INVESTMENT TRUSTS -- 10.2%
APARTMENTS -- 0.9%
Apartment Investment & Management Co., 10.00%.............       70,000      1,918,000
                                                                          ------------
DIVERSIFIED -- 3.1%
iStar Financial Inc., Series F, 7.80%.....................      150,000      3,900,000
Keystone Property Trust, Series D, 9.13%..................      105,650      2,817,685
                                                                          ------------
                                                                             6,717,685
                                                                          ------------
HEALTHCARE -- 0.4%
Health Care REIT, Inc., Series D, 7.88%...................       30,000        778,500
                                                                          ------------

                                                              SHARES         VALUE
                                                            -----------   ------------
HOTELS -- 2.1%
Lasalle Hotel Properties, Series B, 8.38%.................      170,000      4,421,700
                                                                          ------------
OFFICE PROPERTY -- 0.1%
Kilroy Realty Corp., Series E, 7.80%......................       11,000        281,875
                                                                          ------------
REGIONAL MALLS -- 2.6%
CBL & Associates Properties, Inc., Series C, 7.75%........       41,000      1,082,400
Crown American Realty Trust, Series A, 11.00%.............       75,000      4,407,000
                                                                          ------------
                                                                             5,489,400
                                                                          ------------
SHOPPING CENTERS -- 1.0%
Federal Realty Investment Trust, 8.50%....................       59,600      1,605,028
Glimcher Realty Trust, Series F, 8.75%....................       20,000        518,000
                                                                          ------------
                                                                             2,123,028
                                                                          ------------
Total Preferred Stock
  (cost $21,270,520)......................................                  21,730,188
                                                                          ------------
                                                             PRINCIPAL
                                                              AMOUNT
                                                            -----------
CORPORATE BONDS -- 2.5%
BUILDING  --  RESIDENTIAL/COMMERCIAL -- 0.5%
K Hovnanian Enterprises, Inc.
  8.88%, 4/01/12..........................................  $ 1,000,000      1,095,000
                                                                          ------------
HOTELS -- 1.1%
Extended Stay America, Inc.
  9.88%, 6/15/11..........................................    2,000,000      2,210,000
                                                                          ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.9%
HEALTHCARE -- 0.9%
La Quinta Properties Inc.
  8.88%, 3/15/11**........................................    1,750,000      1,940,313
                                                                          ------------
Total Corporate Bonds
  (cost $5,231,748).......................................                   5,245,313
                                                                          ------------
Total Investments -- 132.7%
  (cost $283,076,878).....................................                 282,830,410
                                                                          ------------
Other assets less liabilities -- (32.7%)..................                 (69,669,778)
                                                                          ------------
NET ASSETS -- 100.0%......................................                $213,160,632
                                                                          ============

---------------


 * Interest-only security, effective rate at October 31, 2003.


** Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

                      ING CLARION REAL ESTATE INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                OCTOBER 31, 2003

1.  FUND ORGANIZATION

     ING Clarion Real Estate Income Fund (the "Trust") is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on July 16, 2003. ING Clarion Real Estate Securities, L.P. is the Trust's investment advisor (the "Advisor"), and ING Clarion Capital LLC is the Trust's sub-advisor. The Trust commenced outside investment operations on September 29, 2003.

2.  SIGNIFICANT ACCOUNTING POLICIES

     The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Trust.

     Use of Estimates -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

     Federal Income Taxes -- The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, a trust generally pays no federal income tax on the income and gains it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

     Organizational and Offering Costs -- Costs incurred in connection with the Trust's organization and offering of its shares will be borne by the Trust up to and including $0.03 per common share as of September 29, 2003. The Advisor has contractually agreed to pay all organization and offering costs in excess of $0.03 per common share. Costs incurred by the Trust in connection with the offering of it's shares will be deferred and amortized over a one-year period beginning on the date the Trust commences operations.

3.  MANAGEMENT AND SERVICE FEES

     ING Clarion Real Estate Securities ("Advisor") acts as the Trust's investment advisor. The Advisor is responsible for the allocation of the Trust's portfolio assets between equity and fixed-income investments and for the selection and monitoring of the Trust's sub-advisor, Clarion Capital ("Sub-Advisor"), which will select the Trust's Real Estate Fixed Income Securities.

     Pursuant to an investment management agreement between the Advisor and the Trust, the Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust's managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust's behalf. The Advisor is waiving a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust's managed assets for the first five years of the Trust's operations (through September, 2008), and for a declining amount for an additional four years (through September, 2012). During the period ended October 31, 2003, The Fund incurred fees of $186,137 for which $54,746 was waived by the Adviser.

     The Sub-Advisor receives from the Advisor a sub-advisory fee equal to a pro-rata share of the investment advisory fee based on the percentage of assets allocated to Real Estate Fixed Income Securities compared to the total managed assets of the Trust. The Sub-Advisor will begin receiving its fee only after the Advisor has received an advisory fee equal to certain Trust start-up costs it assumed in organizing and offering the Trust.

                      ING CLARION REAL ESTATE INCOME FUND

     The Trust has multiple service agreements with The Bank of New York ("BNY"). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust.

4.  SECURITIES VALUATION

     The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m. New York City time) on the New York Stock Exchange (NYSE) on each business day on which the NYSE is open for trading. The Trust calculates net asset value per common share by subtracting the Trust's liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding.

     For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on any exchange or similar regulated market reporting contemporaneous transaction prices are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of trustees shall determine in good faith to reflect its fair market value. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the board of trustees, including pricing services when such prices are believed by the board of trustees to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets.

5.  SECURITIES TRANSACTIONS AND INVESTMENT INCOME

     Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

6.  BORROWINGS

     The Trust intends to use leverage through the issuance of preferred shares, commercial paper or notes and/or borrowing in an aggregate amount of approximately 33 1/3% of the Trust's capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks. At October 31, 2003, the Trust had total borrowings of approximately 33% of the Trust's capital.

7.  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     The Trust earns income daily on its investments. It is the policy of the Trust to declare and pay dividends to common shareholders from net investment income on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

                      ING CLARION REAL ESTATE INCOME FUND

     The Trust distinguishes between dividends on a tax basis and financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

8.  CONCENTRATION OF RISK

     Under normal market conditions, the Trust's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry.

9.  PURCHASES AND SALES

     During the period ended October 31, 2003, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $283,076,878 and $0, respectively.

     During the period ended October 31, 2003, brokerage commissions on securities transactions amounted to $354,151.

10.  CAPITAL

     At October 31, 2003, the Trust had outstanding capital shares of 14,806,981 with a par value of $0.001. ING Clarion owned 6,981 shares of the shares of capital outstanding.

11.  SUBSEQUENT EVENT


     On November 24, 2003, the Trust issued 4,200 shares of capital stock as Auction Preferred Shares. All preferred shares have a liquidation preference of $25,000 per share plus any accumulated unpaid dividends, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

                                   APPENDIX A

                      ING CLARION REAL ESTATE INCOME FUND
                          STATEMENT OF PREFERENCES OF
                            AUCTION PREFERRED SHARES
                              ("PREFERRED SHARES")

                               TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
DEFINITIONS........................................................   A-2
PART I.............................................................  A-11
  1.   Number of Authorized Shares.................................  A-11
  2.   Dividends...................................................  A-11
  3.   Designation of Special Rate Periods.........................  A-13
  4.   Voting Rights...............................................  A-15
  5.   Investment Company Act Preferred Shares Asset Coverage......  A-18
  6.   Preferred Shares Basic Maintenance Amount...................  A-18
  7.   Reserved....................................................  A-20
  8.   Restrictions on Dividends and Other Distributions...........  A-20
  9.   Rating Agency Restrictions..................................  A-21
  10.  Redemption..................................................  A-22
  11.  Liquidation Rights..........................................  A-25
  12.  Miscellaneous...............................................  A-25
PART II............................................................  A-27
  1.   Orders......................................................  A-27
  2.   Submission of Orders by Broker-Dealers to Auction Agent.....  A-28
  3.   Determination of Sufficient Clearing Bids, Winning Bids Rate
       and Applicable Rate.........................................  A-30
  4.   Acceptance and Rejection of Submitted Bids and Submitted
       Sell Orders and Allocation of Shares........................  A-31
  5.   Auction Agent...............................................  A-33
  6.   Transfer of Preferred Shares................................  A-33
  7.   Global Certificate..........................................  A-33
  8.   Force Majeure...............................................  A-33
PART III...........................................................  A-35
  1.   Modification to Prevent Ratings Reduction or Withdrawal.....  A-35
  2.   Other Modification..........................................  A-35
APPENDIX A.........................................................  AA-1

     ING CLARION REAL ESTATE INCOME FUND, a Delaware statutory trust (the "Trust"), certifies that:

     First: Pursuant to authority expressly vested in the Board of Trustees of the Trust by Article VI of the Trust's Agreement and Declaration of Trust, (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of shares of the Trust's authorized Preferred Shares, liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of Appendix A hereto and such number of shares per such series as is set forth in
Section 2 of Appendix A hereto.

     Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of Preferred Shares now or hereinafter described in Section 1 of Appendix A hereto are as follows (each such series being referred to herein as a series of Preferred Shares, and shares of all such series being referred to collectively as Preferred Shares).

                                  DEFINITIONS

     Except as otherwise specifically provided in Section 3 of Appendix A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

          (1) "'AA' Composite Commercial Paper Rate," on any date for any Rate Period of shares of a series of Preferred Shares, shall mean (i) (A) in the case of any 28-Day Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate;
     (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Trust to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Trust does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

          (2) "Affiliate" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is a trustee of the Trust, be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Trust.

          (3) "Agent Member" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

          (4) "Annual Valuation Date" shall mean the last Business Day of December of each year, commencing on the date set forth in Section 6 of Appendix A hereto.

          (5) "Applicable Percentage" means the percentage determined based on the credit rating assigned to the series of Preferred Shares on such date by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) as follows:

                                                               APPLICABLE
PREVAILING RATING                                              PERCENTAGE
-----------------                                              ----------
Aaa/AAA                                                           125%
Aa3 to Aa1/AA- to AA+                                             150%
A3 to A1/A- to A+                                                 200%
Baa3 to Baa1/BBB- to BBB+                                         250%
below Baa3/BBB-                                                   300%

          For purposes of this definition, the "prevailing rating" of shares of a series of Preferred Shares shall be (i) Aaa/AAA if such shares have a rating of AAA by Fitch or Aaa by Moody's or the equivalent ratings by such agencies or substitute rating agencies selected as provided below; (ii) if not Aaa/AAA, then Aa3 to Aa1/AA- to AA+ if such shares have a rating of AA-or better by Fitch or Aa3 or better by Moody's or the equivalent of such ratings by such agencies or substitute rating agencies selected as provided below, (iii) if not Aa3 to Aa1/AA- to AAA+ or higher, then A3 to A1/A- to A+ if such shares have a rating of A- or better by Fitch or A3 or better by Moody's or the equivalent of such ratings by such agencies or substitute rating agencies selected as provided below, (iv) if not A3 to A1/A- to A+, then Baa3 to Baa1/BBB- to BBB+, if such shares have a rating of BBB- or better by Fitch or Baa3 or better by Moody's or the equivalent of such ratings by such agencies or substitute rating agencies selected as provided below, and (v) below Baa3/BBB- if such shares have a rating of below BBB-by Fitch or below Baa3 by Moody's or the equivalent of such ratings by such agencies or substitute rating agencies selected as provided below, provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency.

          The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. The Trust shall take all reasonable action necessary to enable either Fitch or Moody's to provide a rating for each series of Preferred Shares. If neither Fitch nor Moody's shall make such a rating available, the Trust shall select another Rating Agency to act as a substitute Rating Agency.

          (6) "Applicable Rate" shall have the meaning specified in subparagraph
     (e) of Section 2 of Part I of this Statement.

          (7) "Auction" shall mean each periodic implementation of the Auction Procedures.

          (8) "Auction Agency Agreement" shall mean the agreement between the Trust and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

          (9) "Auction Agent" shall mean the entity appointed as such by a resolution of the Board of Trustees or the Executive Committee of the Board of Trustees in accordance with Section 5 of Part II of this Statement.

          (10) "Auction Date," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

          (11) "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

          (12) "Auditor's Confirmation" shall have the meaning specified in paragraph (c) of Section 6 of Part I of this Statement.

          (13) "Available Preferred Shares" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

          (14) "Beneficial Owner," with respect to shares of a series of Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

          (15) "Bid" and "Bids" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

          (16)"Bidder" and "Bidders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

          (17) "Board Of Trustees" shall mean the Board of Trustees of the Trust or any duly authorized committee thereof.

          (18) "Broker-Dealer" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

          (19) "Broker-Dealer Agreement" shall mean an agreement among the Trust, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

          (20) "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

          (21) "Code" means the Internal Revenue Code of 1986, as amended.

          (22) "Commercial Paper Dealers" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and any other commercial paper dealer selected by the Trust as to which Moody's, Fitch or any substitute rating agency then rating the Preferred Shares shall not have objected or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

          (23) "Common Shares" shall mean the common shares of beneficial interest, par value $.001 per share, of the Trust.

          (24) "Cure Date" shall mean the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be.

          (25) "Date Of Original Issue," with respect to shares of a series of Preferred Shares, shall mean the date on which the Trust initially issued such shares.

          (26) "Declaration" shall have the meaning specified in the First paragraph of this Statement

          (27) "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments, rated at least A (having a remaining maturity of 12 months or less), rated A-1+ or SP-1+ by S&P.

          (28) "Discount Factor" means the Fitch Discount Factor (if Fitch is then rating the Preferred Shares), Moody's Discount Factor (if Moody's is then rating the Preferred Shares) or the discount factor established by any Other Rating Agency which is then rating the Preferred Shares and which so requires, whichever is applicable.

          (29) "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

          (30) "Dividend Payment Date," with respect to shares of a series of Preferred Shares, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of
     Section 2 of Part I of this Statement.

          (31) "Dividend Period," with respect to shares of a series of Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of such series to, but excluding, the initial Dividend Payment Date for shares of such series and any period thereafter from, and including, one Dividend Payment Date for shares of such series to, but excluding, the next succeeding Dividend Payment Date for shares of such series.

          (32) "Eligible Assets" means Moody's Eligible Assets or Fitch's Eligible Assets (if Moody's or Fitch are then rating the Preferred Shares at the Trust's request) and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Preferred Shares, whichever is applicable.

          (33) "Existing Holder," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of such series.

          (34) "Failure To Deposit," with respect to shares of a series of Preferred Shares, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 10 of
     Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent until any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

          (35) "Fitch" means Fitch Ratings and its successors at law.

          (36) "Fitch Discount Factor" shall have the meaning specified in
     Section 4 of Appendix A hereto.

          (37) "Fitch Eligible Assets" shall have the meaning specified in
     Section 4 of Appendix A hereto.

          (38) "Holder," with respect to shares of a series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Trust.

          (39) "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

          (40) "Independent Accountant" shall mean a nationally recognized accountant, or firm of accountants, that is, with respect to the Trust, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

          (41) "Initial Rate Period," with respect to shares of a series of Preferred Shares, shall have the meaning specified with respect to shares of such series in Section 5 of Appendix A hereto.

          (42) "Investment Company Act" shall mean the Investment Company Act of 1940, as amended from time to time.

          (43) "Investment Company Act Cure Date," with respect to the failure by the Trust to maintain the Investment Company Act Preferred Shares Asset Coverage (as required by Section 5 of Part I of this

     Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

          (44) "Investment Company Act Preferred Shares Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).


          (45) "Late Charge" shall have the meaning specified in subparagraph
     (e)(i) (B) of Section 2 of Part I of this Statement.


          (46) "Liquidation Preference," with respect to a given number of Preferred Shares, means $25,000 times that number.

          (47) "Market Value" shall mean the fair market value of an asset of the Trust as computed as follows: readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service or dealer when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

          (48) "Maximum Rate," for shares of a series of Preferred Shares on any Auction Date for shares of such series, shall mean for any Rate Period, the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

          (49) "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

          (50) "Moody's Discount Factor" shall have the meaning specified in
     Section 4 of Appendix A hereto.

          (51) "Moody's Eligible Assets" shall have the meaning specified in
     Section 4 of Appendix A hereto.

          (52) "Moody's Real Estate Industry/Property Sector Classifications" shall have the meaning specified in Section 4 of Appendix A.

          (53) "Notice of Redemption" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section 10 of
     Part I of this Statement.

          (54) "Notice of Special Rate Period" shall mean any notice with respect to a Special Rate Period of Preferred Shares pursuant to subparagraph (d)(i) of Section 3 of Part I of this Statement.

          (55) "Order" and "Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

          (56) "Outstanding" shall mean, as of any Auction Date with respect to shares of a series of Preferred Shares, the number of shares of such series theretofore issued by the Trust except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Trust, (ii) any shares of such series as to which the Trust or any Affiliate thereof shall be an Existing Holder and
     (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.

          (57) "Person" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

          (58) "Potential Beneficial Owner," with respect to shares of a series of Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

          (59) "Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Trust, including any Existing Holder, who may be interested in acquiring Preferred Shares (or, in the case of an Existing Holder, additional Preferred Shares).

          (60) "Preferred Shares," shall have the meaning set forth on the cover page of this Statement.

          (61) "Preferred Shares Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i) (A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the Preferred Shares (or other preferred shares) then subject to redemption;
     (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Date for the Preferred Shares outstanding that follows such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment date for such other shares that follows such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a 28-Day Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 3(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the Preferred Shares, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate) or other rate or rates, as the case may be in respect of those days; (D) the amount of any indebtedness or obligations of the Trust senior in right of payment to the Preferred Shares; (E) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through
     (i)(E) (including, without limitation, any payables for portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the face value of cash, short-term securities rated A-1 or SP-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i) (A) through (i)(E) become payable, any of the Trust's assets irrevocably deposited by the Trust for the payment of any of (i)(A) through
     (i)(E).

          (62) "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount(as required by paragraph (a) of Section 6 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

          (63) "Preferred Shares Basic Maintenance Report" shall mean a report signed by the President, Treasurer or Secretary of the Trust or such other persons duly authorized by the Board of Trustees of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

          (64) "Pricing Service" means any pricing service designated by the Board of Trustees of the Trust and approved by Moody's or Fitch, as applicable, for purposes of determining whether the Trust has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount.

          (65) "Rate Period," with respect to shares of a series of Preferred Shares, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

          (66) "Rate Period Days," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 3 of Part I of this Statement.

          (67) "Redemption Price" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 10 of Part I of this Statement.

          (68) "Reference Rate" shall mean (i) the "AA" Composite Commercial Paper Rate in the case of 28-Day Rate Periods and in the case of Special Rate Periods of fewer than 183 Rate Period Days; (ii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days; and (iii) the Treasury Note Rate in the case of Special Rate Periods of 365 days or more.

          (69) "S&P" shall mean Standard & Poor's, a division of the McGraw-Hill Companies, and its successors.

          (70) "Securities Act" means the Securities Act of 1933, as amended from time to time.

          (71) "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

          (72) "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

          (73) "Special Rate Period," with respect to shares of a series of Preferred Shares, shall have the meaning specified in paragraph (a) of
     Section 3 of Part I of this Statement.

          (74) "Special Redemption Provisions" shall have the meaning specified in subparagraph (a)(i) of Section 10 of Part I of this Statement.

          (75) "Submission Deadline" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

          (76) "Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

          (77) "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

          (78) "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

          (79) "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

          (80) "Subsequent Rate Period," with respect to shares of a series of Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

          (81) "Substitute Commercial Paper Dealer" shall mean any commercial paper dealer selected by the Trust as to which Moody's, Fitch or any substitute rating agency then rating the Preferred Shares shall not have objected; provided, however, that none of such entities shall be a Commercial Paper Dealer.

          (82) "Substitute U.S. Government Securities Dealer" any U.S. Government securities dealer selected by the Trust as to which Moody's, Fitch or any Other Rating Agency then rating the Preferred Shares shall not have objected; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

          (83) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

          (84) "Treasury Bill" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

          (85) "Treasury Bill Rate," on any date for any Rate Period, shall mean
     (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date or, if the length of the Rate Period exceeds the remaining maturity of any recently auctioned Treasury Bill, the weighted average rate of the most recently auctioned Treasury Bill and Treasury Note with maturities closest to the length of the Rate Period; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate, the Treasury Bill Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

          (86) "Treasury Note" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

          (87) "Treasury Note Rate," on any date for any Rate Period, shall mean
     (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Note Rate, the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Governmental Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

          (88) "Trust" shall mean the entity named on the first page of this statement, which is the issuer of the Preferred Shares.

          (89) "28-Day Rate Period" shall mean any Rate Period for any series of Preferred Shares consisting of 28 Rate Period Days.

          (90) "U.S. Government Securities Dealer" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Trust as to which Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

          (91) "Valuation Date" shall mean, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, each Friday that is a Business Day, or for any Friday that is not a Business Day, the immediately preceding Business Day, and the Date of Original Issuance.

          (92) "Voting Period" shall have the meaning specified in paragraph (b) of Section 4 of Part I of this Statement.

          (93) "Winning Bid Rate" shall have the meaning specified in paragraph
     (a) of Section 3 of Part II of this Statement.

                                    PART I.

1.  Number of Authorized Shares.

     The number of authorized shares constituting a series of the Preferred Shares shall be as set forth with respect to such series in Section 2 of Appendix A hereto.

2.  Dividends.

     (a) Ranking. The shares of a series of the Preferred Shares shall rank on a parity with each other, with shares of any other series of the Preferred Shares and with shares of any other series of preferred shares as to the payment of dividends by the Trust.

     (b) Cumulative Cash Dividends. The Holders of any series of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this
Section 2, and no more, payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

     (c) Dividends Cumulative From Date of Original Issue. Dividends on any series of Preferred Shares shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

     (d) Dividend Payment Dates and Adjustment Thereof. The Dividend Payment Dates with respect to shares of a series of Preferred Shares shall be as set forth with respect to shares of such series in Section 7 of Appendix A hereto; provided, however, that:

          (i) if the day on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day; and

          (ii) notwithstanding Section 7 of Appendix A hereto, the Trust in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of Preferred Shares consisting of more or less than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent and each Broker-Dealer, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 3 of this Part I.

     (e) Dividend Rates and Calculation of Dividends.

     (i) Dividend Rates. The dividend rate on Preferred Shares of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation as to Series" in Section 1 of Appendix A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

          (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below and in Section 8 of Part II, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

          (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Trust shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of
     Section 10 of this Part I, an amount computed by multiplying (x) 300% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

          (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph
     (f) of this Section 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which such Failure to Deposit is cured in accordance with paragraph
     (f) of this Section 2 no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be below Baa3/BBB-); or

          (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph
     (f) of this Section 2, no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be below Baa3/BBB-) (the rate per annum at which dividends are payable on shares of a series of Preferred Shares for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

          (ii) Calculation of Dividends. The amount of dividends per share payable on shares of a series of Preferred Shares on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 360, and applying the rate obtained against $25,000.

     (f) Curing a Failure to Deposit. A Failure to Deposit with respect to shares of a series of Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph
(e)(i) of this Section 2, the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of
Section 10 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent until any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (g) Dividend Payments by Trust to Auction Agent. The Trust shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on each Dividend Payment Date for shares of a series of Preferred Shares, an aggregate amount of same day funds, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

     (h) Auction Agent as Trustee of Dividend Payments by Trust. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law and upon written request be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

     (i) Dividends Paid to Holders. Each dividend on Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.

     (j) Dividends Credited Against Earliest Accumulated but Unpaid
Dividends. Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

3.  Designation of Special Rate Periods.

     (a) Length of and Preconditions for Special Rate Period. The Trust may designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 3 (a "Special Rate Period"); provided, however, that such Special Rate Period may consist of a number of Rate Period Days not evenly divisible by seven if all shares of such series of Preferred Shares are to be redeemed at the end of such Special Rate Period. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph
(d)(i) of this Section 3, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, (C) if any Notice of Redemption shall have been mailed by the Trust pursuant to paragraph (c) of Section 10 of this
Part I with respect to any shares of such series, the Trust has available liquid securities equal to the Redemption Price and (D) none of the events specified in the notice required by (d)(i) below shall have occurred. In the event the Trust wishes to designate any succeeding Subsequent Rate Period for shares of a series of Preferred Shares as a Special Rate Period consisting of more or less than 28 Rate Period Days, the Trust shall notify Moody's (if Moody's is then rating such series) and Fitch (if Fitch is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Trust wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Moody's (if Moody's is then rating such series) and Fitch (if Fitch is then rating such series) with such documents as it may request.

     (b) Adjustment of Length of Special Rate Period. If the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Thursday that is a Business Day in the case of a series of Preferred Shares designated as "Series W28 Preferred Shares" in Section 1 of Appendix A hereto, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day.

     (c) Notice of Proposed Special Rate Period. If the Trust proposes to designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this
Section 3, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent and each Broker-Dealer) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a 28-Day Rate Period), notice shall be mailed by the Trust by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

     (d) Notice of Special Rate Period. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph (c) of this Section 3 (or such later time or date, or both, as may be agreed to by the Auction Agent and each Broker-Dealer), the Trust shall deliver to the Auction Agent and each Broker-Dealer either:

          (i) a notice ("Notice of Special Rate Period") stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason, (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (3) full cumulative dividends and any amounts due with respect to redemptions have not been paid in full as of such Auction Date, (4) the Trust does not receive confirmation from Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) that the proposed Special Rate Period will not affect such rating agency's then current rating on the Preferred Shares, or (5) the lead Broker-Dealer designated by the Trust, initially A.G. Edwards & Sons, Inc. objects to the declaration of such Special Rate Period, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption

     Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and Fitch Eligible Assets (if Fitch is then rating such series) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period); or

          (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a 28-Day Rate Period.

     (e) Failure to Deliver Notice of Special Rate Period. If the Trust fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 3 (and, in the case of the notice described in subparagraph (d)(i) of this Section 3, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or Fitch is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent and each Broker-Dealer by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent and each Broker-Dealer), the Trust shall be deemed to have delivered a notice to the Auction Agent and each Broker-Dealer with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this
Section 3. In the event the Trust delivers to the Auction Agent and each Broker-Dealer a notice described in subparagraph (d)(i) of this Section 3, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust. In the event the Trust delivers to the Auction Agent and each Broker-Dealer a notice described in subparagraph (d)(ii) of this Section 3, the Trust will provide Moody's (if Moody's is then rating the series in question) and Fitch (if Fitch is then rating the series in question) a copy of such notice.

4.  Voting Rights.

     (a) One Vote Per Share of Preferred Shares. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each share of Preferred Shares held by such Holder on each matter affecting such Preferred Shares submitted to a vote of shareholders of the Trust, and (ii) the holders of outstanding preferred shares, including each share of the Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Trust held for the election of trustees, the holders of outstanding preferred shares, including the Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two trustees of the Trust, each of the Preferred Shares entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 4, the holders of outstanding Common Shares and preferred shares voting together as a single class, shall elect the balance of the trustees.

     (b) Voting For Additional Trustees.

          (i) Voting Period. Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph
     (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares, including the Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of preferred shares, including the Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

             (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

             (B) if at any time holders of preferred shares, including the Preferred Shares, are entitled under the Investment Company Act to elect a majority of the trustees of the Trust.

     Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the reverting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

          (ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of preferred shares, including the Preferred Shares, to elect additional trustees as described in subparagraph
     (b)(i) of this Section 4, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the Preferred Shares, held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of trustees prescribed in subparagraph (b)(i) of this Section 4 on a one-vote-per-share basis.

          (iii) Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Trust at the time of a special meeting of Holders and holders of other preferred shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Trust.

          (iv) Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to subparagraph (b)(i) of this
     Section 4 shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of the Holders and such other holders to elect additional trustees pursuant to subparagraph (b)(i) of this Section 4 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 4.

     (c) Holders of Preferred Shares to Vote on Certain Other Matters.

          (i) Increases in Capitalization. Subject to Section 1 of Part III of this Statement, so long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time and voting on such matter, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 9 of this Part I, the Board of Trustees, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Trust may from time to time issue, additional shares of any series of Preferred Shares or classes or series of other preferred shares ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust if the Trust obtains confirmation from Fitch (if Fitch is then rating the Preferred Shares at the request of the Trust), Moody's (if Moody's is then rating the Preferred Shares at the request of the Trust) or any substitute rating agency (if any such substitute rating agency is then rating the Preferred Shares at the request of the Trust) that the issuance of a class or series would not cause such rating agency to reduce the rating then assigned by such rating agency to the Preferred Shares; or (b) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers,
     (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any shares of the Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. If any action set forth above would in the aggregate adversely affect the rights of one or more series (the "Affected Series") of Preferred Shares in a manner different from any other series of Preferred Shares, the Trust will not effect any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

          (ii) Investment Company Act Matters. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a "majority of the outstanding Preferred Shares" at the time, voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding Preferred Shares," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares. The affirmative vote of the holders of a "majority of the outstanding Preferred Shares," voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 4(c)(ii) requiring a vote of security holders of the Trust under section 13(a) of the Investment Company Act. For purposes of the foregoing, "majority of the outstanding Preferred Shares" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of section 13(a) of the Investment Company Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) of the results of such vote.

     (d) Board May Take Certain Actions Without Shareholder Approval. The Board of Trustees, without the vote or consent of the shareholders of the Trust, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody's or Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody's or Fitch (such confirmation being required to be obtained only in the event Moody's or Fitch is rating the Preferred Shares and in no event being required to be obtained from Moody's in the case of the definitions of (x) Discounted Value as such terms apply to Fitch Eligible Assets and (y) Fitch Discount Factor and Fitch Eligible Assets and in no event being required to be obtained from Fitch in the case of the definitions of (x) Discounted Value as such term applies to Moody's Eligible Assets, and (y) Moody's Discount Factor, Moody's Eligible Assets and Moody's Real Estate Industry/Property Classification) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or Fitch, as the case may be, to the Preferred Shares:



Annual Valuation Date                      Moody's Discount Factor
Deposit Securities                         Moody's Eligible Assets
Discounted Value                           Moody's Real Estate Industry/Property
Fitch Discount Factor                      Classification
Fitch Eligible Assets                      Preferred Shares Basic Maintenance Report
                                           Valuation Date


     (e) Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

     (f) No Preemptive Rights Or Cumulative Voting. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

     (g) Voting For Trustees Sole Remedy For Trust's Failure To Pay
Dividends. In the event that the Trust fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 4.

     (h) Holders Entitled To Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any Preferred Share and no Preferred Share shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 10 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Share held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

5.  Investment Company Act Preferred Shares Asset Coverage.

     The Trust shall maintain, as of the last Business Day of each month in which any Preferred Shares are outstanding, the Investment Company Act Preferred Shares Asset Coverage.

6.  Preferred Shares Basic Maintenance Amount.

     (a) So long as Preferred Shares are outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the Preferred Shares).

     (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be. The Trust shall also deliver a Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) as of any Annual Valuation Date, in each case on or before the third Business Day after such day. A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.


     (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to an Annual Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if Fitch is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Trust during the quarter ending on such Annual Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Trust determined in accordance with this Statement whether the Trust had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly selected Report), Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (iv) with respect to such confirmation to Moody's and Fitch, that the Trust has satisfied the requirements of Section 11 of Appendix A to this Statement (such information is herein called the "Auditor's Confirmation").


     (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Accountant to provide to Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either Moody's or Fitch, or both, are then rating the Preferred Shares) an Auditor's Confirmation as to such Preferred Shares Basic Maintenance Report.

     (e) If any Auditor's Confirmation delivered pursuant to paragraph (c) or
(d) of this Section 6 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Auditor's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) or Fitch Eligible Assets (if Fitch is then rating the Preferred Shares), as the case may be, of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either Moody's or Fitch, or both, are then rating the Preferred Shares) promptly following receipt by the Trust of such Auditor's Confirmation.

     (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any Preferred Shares, the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Trust shall cause the Independent Accountant to confirm in writing to Fitch (if Fitch is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of Fitch Eligible Assets reflected thereon equals or exceeds the Preferred Shares Basic Maintenance Amount reflected thereon.

     (g) On or before 5:00 p.m., New York City time, on the third Business Day after any of (i) the Trust shall have redeemed Common Shares (ii) the ratio of the Discounted Value of Moody's Eligible Assets or Fitch Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 105%, or
(iii) whenever requested by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares), the Trust shall complete and deliver to Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.

7.  Reserved.

8.  Restrictions on Dividends and Other Distributions.

     (a) Dividends on Shares Other than the Preferred Shares. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with the Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon the Preferred Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

     (b) Dividends and Other Distributions with Respect to Common Shares Under the Investment Company Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

     (c) Other Restrictions on Dividends and Other Distributions. For so long as any Preferred Shares are outstanding, and except as set forth in paragraph
(a) of this Section 8 and paragraph (c) of Section 11 of this Part I, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and, (ii) the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) would at least equal the Preferred Shares Basic Maintenance Amount.

9.  Rating Agency Restrictions.

     Except as expressly permitted in Section 11 of Appendix A hereto or as otherwise permitted by the then-current guidelines of Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), for so long as any Preferred Shares are outstanding and Moody's or Fitch or both is rating such shares, the Trust will not, unless it has received written confirmation from Moody's or Fitch, or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

     (a) buy or sell futures or write put or call options;

     (b) borrow money, except that the Trust may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centum of the value of the total assets of the Trust at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

     (c) issue additional shares of any series of Preferred Shares or any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolutions, liquidation or winding up of the Trust, or reissue any Preferred Shares previously purchased or redeemed by the Trust;

     (d) engage in any short sales of securities;

     (e) lend securities;

     (f) merge or consolidate into or with any other corporation;

     (g) change the pricing service referred to in the definition of Market Value; or

     (h) enter into reverse repurchase agreements.

     In the event any Preferred Shares are outstanding and another rating agency is rating such shares in addition to or in lieu of Moody's or Fitch, the Trust shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or Fitch.

10.  Redemption.

     (a) Optional Redemption.

          (i) Subject to the provisions of subparagraph (v) of this paragraph
     (a), Preferred Shares of any series may be redeemed, at the option of the Trust, as a whole or from time to time in part, on any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of Preferred Shares may not be redeemed in part if after such partial redemption fewer than 100 shares of such series remain outstanding; (2) unless otherwise provided in Section 9 of Appendix A hereto, shares of a series of Preferred Shares are redeemable by the Trust during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified in such notice ("Special Redemption Provisions").

          (ii) A Notice of Special Rate Period relating to shares of a series of Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Trust's Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Trust.

          (iii) If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

          (iv) Subject to the provisions of subparagraph (v) of this paragraph
     (a), shares of any series of Preferred Shares may be redeemed, at the option of the Trust, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

          (v) The Trust may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 10 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date the Trust has available liquid securities having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of redemption of such shares or such redemption date, and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) each at least equals the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

     (b) Mandatory Redemption. The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the Preferred Shares, if the Trust fails to have either Moody's Eligible Assets or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust's having Moody's Eligible Assets and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the Investment Company Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred shares the redemption or retirement of which would have had such result, all Preferred Shares and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred shares (and, then, pro rata among each series of Preferred Shares) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days nor later than 30 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of the Preferred Shares and other preferred shares which are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 30 days after such Cure Date, the Trust shall redeem those Preferred Shares and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

     (c) Notice of Redemption. If the Trust shall determine or be required to redeem shares of a series of Preferred Shares pursuant to paragraph (a) or (b) of this Section 10, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to (i) each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Trust on the record date established by the Board of Trustees (ii) to Fitch, if Fitch is then rating the Preferred Shares, and to Moody's if Moody's is then rating the Preferred Shares. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption and (iii) to the Auction Agent. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) that the holders of any shares of a series of Preferred Shares being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this
Section 10 under which such redemption is made. If fewer than all shares of a series of Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 10 that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (d) No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 10, if any dividends on shares of a series of Preferred Shares (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

     (e) Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

     (f) Auction Agent as Trustee of Redemption Payments by Trust. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

     (g) Shares for Which Notice of Redemption Has Been Given Are no Longer Outstanding. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 10, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of Preferred Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of Preferred Shares so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled.

     (h) Compliance with Applicable Law. In effecting any redemption pursuant to this Section 10, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Delaware law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Delaware law.

     (i) Only Whole Preferred Shares May Be Redeemed. In the case of any redemption pursuant to this Section 10, only whole Preferred Shares shall be redeemed, and in the event that any provision of the

Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

     (j) Modification of Redemption Procedures. Notwithstanding any of the foregoing provisions of this Section 10, the Trust may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any Holder of the relevant series of Preferred Shares, and (ii) the Trust receives written notice from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such modification would not impair the ratings assigned by Moody's and Fitch to shares of Preferred Shares.

11.  Liquidation Rights.

     (a) Ranking. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of preferred shares and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

     (b) Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds in connection with the liquidation of the Trust. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Trust.

     (c) Pro Rata Distributions. In the event the assets of the Trust available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 11, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up, unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     (d) Rights of Junior Shares. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section 11, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

     (e) Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 11.

12.  Miscellaneous.

     (a) Amendment of Appendix A to Add Additional Series. Subject to the provisions of paragraph (c) of Section 9 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Appendix A hereto to

(1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or
(2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the series and Preferred Shares theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this statement.

     (b) Appendix A Incorporated by Reference. Appendix A hereto is incorporated in and made a part of this Statement by reference thereto.

     (c) No Fractional Shares. No fractional shares of Preferred Shares shall be issued.


     (d) Status of Preferred Shares Redeemed, Exchanged or Otherwise Acquired by the Trust. Preferred Shares which are redeemed, exchanged or otherwise acquired by the Trust shall return to the status of authorized and unissued preferred shares without designation as to series.


     (e) Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of Preferred Shares prior to the issuance of shares of such series.

     (f) Headings Not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this statement.

     (g) Notices. All notices or communications, unless otherwise specified in the By-Laws of the Trust or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

                                    PART II.

1.  Orders.

     (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

          (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

             (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

             (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

             (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series; and

          (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

     (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

             (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

             (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of
        Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

             (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

          (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

             (A) the number of Outstanding shares of such series specified in such Sell Order; or

             (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

          (iii) A Bid by a Potential Beneficial Owner or a Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

             (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

             (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this
        Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

     (c) No Order for any number of Preferred Shares other than whole shares shall be valid.

     (d) A Bid by a Potential Beneficial Owner or a Potential Holder specifying a rate higher than the Maximum Rate for Preferred Shares on the Auction Date will not be accepted.

2.  Submission of Orders by Broker-Dealers to Auction Agent.

     (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

          (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

          (ii) the aggregate number of shares of such series that are the subject of such Order;

          (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

             (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

             (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

             (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

          (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

     (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

     (c) If an Order or Orders covering all of the outstanding Preferred Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more or less than 28 Rate Period Days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

          (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

          (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

             (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

             (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

             (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii)shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

          (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

     (e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

     (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. Determination of Sufficient Clearing Bids, Winning Bids Rate and Applicable Rate.

     (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

          (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

          (ii) from the Submitted Orders for shares of such series whether:

             (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series; exceeds or is equal to the sum of:

             (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

             (C) the number of Outstanding shares of such series subject to Submitted Sell Orders

(in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

          (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

             (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

             (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

     (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

          (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next Succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

          (ii) if sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

          (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in
     Section 10 of Appendix A hereto.

4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

     Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

          (a) If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs
     (d) and (e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

             (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

             (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

             (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

             (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

             (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

     (b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

          (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

          (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

          (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

     (c) If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

     (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

     (e) If, as a result of the procedures described in clause (v) of paragraph
(a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole shares of Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.

     (f) Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

     (g) Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5.  Auction Agent.

     For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its affiliates (which however may engage or have engaged in business transactions with the Trust or its affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of Preferred Shares and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

6.  Transfer of Preferred Shares.

     Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

7.  Global Certificate.

     Prior to the commencement of a Voting Period, (i) all of the shares of a series of Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of Preferred Shares shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.

8.  Force Majeure.

     (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an "act of God," natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Dividend Rate determined on the previous Dividend Date, provided that, if the affected Dividend Period is a Special Rate Period, the next Rate Period shall be a 28-Day Rate Period and the Applicable Rate shall be 80% of the "AA" Composite Commercial Paper Rate applicable to such 28-Day Rate Period.

     (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

          (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Trust and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

          (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

          (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

                                   PART III.

            ABILITY OF BOARD OF TRUSTEES TO MODIFY THE STATEMENT OF
                                  PREFERENCES

1.  Modification to Prevent Ratings Reduction or Withdrawal.

     The Board of Trustees, without further action by the shareholders, may amend, alter, add to or repeal any provision of this Statement of Preferences including provisions that have been adopted by the Trust pursuant to the guidelines of any rating agency, if the Board of Trustees determines that such amendments or modifications are necessary to prevent a reduction in, or the withdrawal of, a rating of the Preferred Shares and are in the aggregate in the best interests of the Holders of the Preferred Shares.

2.  Other Modification.

     The Board of Trustees, without further action by the shareholders, may amend, alter, add to or repeal any provision of this Statement of Preferences including, without limitation, provisions that have been adopted by the Trust pursuant to any rating agency guidelines, if the Board of Trustees determines that such amendments or modifications will not in the aggregate adversely affect the rights and preferences of any series of the Preferred Shares, provided, that the Trust has received advice from each applicable rating agency that such amendment or modification is not expected to adversely affect such rating agency's then-current rating of such series of the Trust's Preferred Shares.

     Notwithstanding the provisions of the preceding paragraph, to the extent permitted by law, the Board of Trustees, without the vote of the Holders of the Preferred Shares or any other capital shares of the Trust, may amend the provisions of this Statement of Preferences to resolve any inconsistency or ambiguity or to remedy any formal defect so long as the amendment does not in the aggregate adversely affect the rights and preferences of the Preferred Shares.

     IN WITNESS WHEREOF, ING CLARION REAL ESTATE INCOME FUND, has caused these presents to be signed as of November 20, 2003 in its name and on its behalf by its President and attested by its Secretary. Said officers of the Trust have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees or shareholders of the Trust, individually, but are binding only upon the assets and property of the Trust.


                                          ING CLARION REAL ESTATE INCOME FUND


                                          By:    /s/ T. RITSON FERGUSON

                                            ------------------------------------
                                            Name: T. Ritson Ferguson
                                            Title:  President

ATTEST:


/s/ HEATHER A. TRUDEL

---------------------------------------------------------
Name: Heather A. Trudel
Title:  Secretary


November 20, 2003

                      ING CLARION REAL ESTATE INCOME FUND

                                   APPENDIX A

                                   SECTION 1

Designation as to Series.


     SERIES W28: A series of W28 Preferred Shares, liquidation preference $25,000 per share, is hereby designated "Series W28 Preferred Shares." Each of the 4,200 shares of Series W28 Preferred Shares issued on November 24, 2003 shall, for purposes hereof, be deemed to have a Date of Original Issue of November 24, 2003; have an Applicable Rate for its Initial Rate Period equal to 1.16% per annum; have an initial Dividend Payment Date of December 18, 2003; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series W28 Preferred Shares issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series W28 Preferred Shares, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. The Series W28 Preferred Shares shall constitute a separate series of Preferred Shares of the Trust, and each share of Series W28 Preferred Shares shall be identical except as provided in Section 11 of Part I of this statement.


                                   SECTION 2

Number of Authorized Shares Per Series.

     The number of authorized shares constituting Series W28 Preferred Shares is 6,365.

                                   SECTION 3

Exceptions to Certain Definitions.

     Notwithstanding the definitions contained under the heading "Definitions" in this Statement, the following terms shall have the following meanings for purposes of this Statement:

     Not applicable.

                                   SECTION 4

Certain Definitions.

     For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

     "Approved Foreign Nations" has the meaning set forth in the definition of "Fitch Eligible Assets."

     "Approved Price" means the "fair value" as determined by the Trust in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Trust and for which the Trust receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

     "Debt Securities" has the meaning set forth in paragraph (iv) of the definition of "Fitch Eligible Assets."

     "Fitch Discount Factor" has the meaning, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.

          (i) Common Stock and Preferred Stock of REITs and Other Real Estate
     Companies:

                                                            DISCOUNT FACTOR(1)(2)
                                                            ---------------------
REIT or Other Real Estate Company Preferred Shares........           154%
REIT or Other Real Estate Company Common Stock............           196%

          (ii) Corporate Debt Securities of REITS(1)(2)

TERM TO MATURITY        AAA     AA       A      BBB     BB       B      CCC
----------------        ---     ---     ---     ---     ---     ---     ---
1 year................  111%    114%    117%    120%    121%    127%    130%
2 year................  116%    125%    125%    127%    132%    137%    137%
3 year................  121%    123%    127%    131%    133%    140%    152%
4 year................  126%    126%    129%    132%    136%    140%    164%
5 year................  131%    132%    135%    139%    144%    149%    185%
7 year................  140%    143%    146%    152%    159%    167%    228%
10 year...............  141%    143%    147%    153%    160%    168%    232%
12 year...............  144%    144%    150%    157%    165%    174%    249%
15 year...............  148%    151%    155%    163%    172%    182%    274%
20-30 year............  152%    156%    160%    169%    180%    191%    306%

     (a) The Fitch Discount Factors presented in the immediately preceding table will also apply to interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

     (b) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under "not rated" in this table.

          (iii) Convertible Securities: The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and
     (B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

          The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

          The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worse of greater than 15.00% above the relevant Treasury curve is 370%.

          If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will treat the security as if it were below investment grade.

          (iv) U.S. Government Securities and U.S. Treasury Strips:

TIME REMAINING TO MATURITY                                     DISCOUNT FACTOR
--------------------------                                     ---------------
1 year or less..............................................        101.5%
2 years or less (but longer than 1 year)....................          103%
3 years or less (but longer than 2 years)...................          105%
4 years or less (but longer than 3 years)...................          107%
5 years or less (but longer than 4 years)...................          109%
7 years or less (but longer than 5 years)...................          112%
10 years or less (but longer than 7 years)..................          114%
Greater than 10 years.......................................          122%

          (v) Short-Term Investments and Cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and
     (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

          (vi) Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.

          (vii) Foreign Bonds: The Fitch Discount Factor (A) for a Foreign Bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction will be the Fitch Discount Factor that would otherwise apply to such Foreign Bonds in accordance with this definition and (B) for (1) a Foreign Bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction and (2) a bond issued in a currency other than U.S. dollars by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an Approved Foreign Nation, will be 370%.

          (viii) Mortgage-Backed and Asset-Backed Securities: The Fitch Discount Factor applied to mortgage-backed and asset-backed securities is determined in accordance with the table set forth below.

ASSET TYPE                                                     DISCOUNT FACTOR
----------                                                     ---------------
Commercial mortgage-backed securities rated AAA.............       120.34%
Commercial mortgage-backed securities rated AA..............       126.10%
Commercial mortgage-backed securities rated A...............       132.28%
Commercial mortgage-backed securities rated BBB.............       153.85%
Commercial mortgage-backed securities rated BB..............       222.22%
Commercial mortgage-backed securities rated B...............       333.33%
Commercial mortgage-backed securities rated CCC or not
  rated.....................................................       666.67%

          (ix) B-Notes: The Fitch Discount Factor applied to B-Notes is determined in accordance with the table set forth below.

ASSET TYPE                                                     DISCOUNT FACTOR
----------                                                     ---------------
B-Notes BBB.................................................         154%
B-Notes BB..................................................         222%
B-Notes B...................................................         333%
B-Notes NR..................................................         667%

     "FITCH ELIGIBLE ASSET" shall mean:

          (i) Common Stock, Preferred Stock, and any debt security of REITs and Real Estate Companies.

          (ii) Unrated debt securities issued by an issuer which (A) has not filed for bankruptcy in the past three years; (B) is current on all interest and principal on its fixed income obligations; (C) is current on all preferred stock dividends.

          (iii) Interest rate swaps entered into according to International Swap Dealers Association standards if (A) the counterparty to the swap transaction has a short-term rating of not less than F-1, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another NRSRO and (B) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the Preferred Shares originally issued.

          (iv) U.S. Treasury securities and U.S. Treasury Strips.

          (v) Short-Term Money Market Instruments as long as (A) such securities are rated at least F-1 by Fitch or the equivalent by another NRSRO, (B) in the case of demand deposits, time deposits and overnight funds, the depository institution or supporting entity is rated at least A by Fitch or the equivalent by another NRSRO, (C) such securities are of 2a-7 Money Market Funds, (D) such securities are repurchase agreements or (E) in all other cases, the supporting entity (1) is rated at least A by Fitch and the security matures in one month or (2) is rated at least AA by Fitch and matures within six months.


          (vi) Cash (including, for this purpose, interest and dividends due on assets rated (A) BBB or higher by Fitch if the payment date is within 5 Business Days of the Valuation Date, (B) A or higher by Fitch if the payment is within thirty days of the Valuation Date (C) A+ or higher by Fitch if the payment date is within the Fitch Exposure Period; provided, however, that such interest and dividends may, at the Trust's discretion, be discounted at the same rate as the related security or on such other basis as Fitch and the Trust may agree from time to time) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date.


          (vii) Asset-backed and mortgage-backed securities.

          (viii) Subordinated interests of individual loans secured by commercial real estate ("B Notes").

     "FOREIGN BONDS" has the meaning set forth in the definition of "Fitch Eligible Assets."

     "MONEY MARKET FUND" is a registered investment company eligible to price its redeemable securities in accordance with Rule 2a-7 under the Investment Company Act.

     "MOODY'S DISCOUNT FACTOR" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset, other than the securities set forth below, will be the percentage provided in writing by Moody's.

     Corporate debt securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below (non convertibles).

                                                            MOODY'S RATING CATEGORY
TERM TO MATURITY OF                             -----------------------------------------------
CORPORATE DEBT SECURITY(2)                      AAA    AA     A    BAA   BA     B    UNRATED(1)
--------------------------                      ---   ----   ---   ---   ---   ---   ----------
1 year or less................................  109%   112%  115%  118%  137%  150%     250%
2 years or less (but longer than 1 year)......  115    118   122   125   146   160      250
3 years or less (but longer than 2 years).....  120    123   127   131   153   168      250
4 years or less (but longer than 3 years).....  126    129   133   138   161   176      250
5 years or less (but longer than 4 years).....  132    135   139   144   168   185      250
7 years or less (but longer than 5 years).....  139    143   147   152   179   197      250
10 years or less (but longer than 7 years)....  145    150   155   160   189   208      250
15 years or less (but longer than 10 years)...  150    155   160   165   196   216      250
20 years or less (but longer than 15 years)...  150    155   160   165   196   228      250
30 years or less (but longer than 20 years)...  150    155   160   165   196   229      250
Greater than 30 years.........................  165    173   181   189   205   240      250

---------------

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Trust's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Trust will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

(2) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

     For corporate debt securities that do not pay interest in U.S. dollars, the fund sponsor will contact Moody's to obtain the applicable currency conversion rates.

Preferred stock: The Moody's Discount Factor for taxable preferred stock shall be:


Aaa.........................................................   150%
Aa..........................................................   155%
A...........................................................   160%
Baa.........................................................   165%
Ba..........................................................   196%
B...........................................................   216%
<B or Not Rated.............................................   250%

---------------

(1) Rule 144A securities' Discount Factor will be increased by an additional
    20%.

     Because of the size of the DRD market, these preferreds will be assigned a different discount factor to reflect their liquidity. Investment grade DRDs will receive a 165% discount factor and non-investment grade DRDs will receive a 216% discount factor.

          (i) Common stock and preferred stock of REITs and Other Real Estate Companies.

                                                         DISCOUNT FACTOR(1)(2)(3)
                                                         ------------------------
Common stock of REITS.................................             154%
Preferred Stock of REITS
  with Senior Implied Moody's rating..................             154%
  without Senior Implied Moody's rating...............             208%
Preferred stock of Other Real Estate Companies
  with Senior Implied Moody's rating..................             208%
  without Senior Implied Moody's rating...............             250%

---------------

(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/ Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock of an issuer is below $500 million.

          (ii) Debt securities of REITs and Other Real Estate Companies and corporate debt securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

                                                                 MOODY'S RATING CATEGORY
                                                      ----------------------------------------------
TERM TO MATURITY OF DEBT SECURITY                     AAA   AA     A    BAA   BA     B    UNRATED(1)
---------------------------------                     ---   ---   ---   ---   ---   ---   ----------
1 year or less......................................  109%  112%  115%  118%  137%  150%     250%
2 years or less (but longer than 1 year)............  115   118   122   125   146   160      250
3 years or less (but longer than 2 years)...........  120   123   127   131   153   168      250
4 years or less (but longer than 3 years)...........  126   129   133   138   161   176      250
5 years or less (but longer than 4 years)...........  132   135   139   144   168   185      250
7 years or less (but longer than 5 years)...........  139   143   147   152   179   197      250
10 years or less (but longer than 7 years)..........  145   150   155   160   189   208      250
15 years or less (but longer than 10 years).........  150   155   160   165   196   216      250
20 years or less (but longer than 15 years).........  150   155   160   165   196   228      250
30 years or less (but longer than 20 years).........  150   155   160   165   196   229      250
Greater than 30 years...............................  165   173   181   189   205   240      250

---------------

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Trust's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P and Fitch, the Trust will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.

    The Moody's Discount Factors presented in the immediately preceding table will also apply to Moody's Eligible Assets that are FHLB, FNMA and FFCB Debentures and to rated TRACERs, whereby the ratings in the table will be applied to the underlying securities and the Market Value of each underlying security will be its proportionate amount of the Market Value of the TRACER. The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 110% for purposes of calculating the Discounted Value of such securities.

          (iii) Short-term instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash.

          (iv) U.S. Government Securities and U.S. Treasury Strips:

                                                  U.S. GOVERNMENT    U.S. TREASURY
                                                    SECURITIES          STRIPS
REMAINING TERM TO MATURITY                        DISCOUNT FACTOR   DISCOUNT FACTOR
--------------------------                        ---------------   ---------------
1 year or less..................................        107%              107%
2 years or less (but longer than 1 year)........        113               115
3 years or less (but longer than 2 years).......        118               121
4 years or less (but longer than 3 years).......        123               128
5 years or less (but longer than 4 years).......        128               135
7 years or less (but longer than 5 years).......        135               147
10 years or less (but longer than 7 years)......        141               163
15 years or less (but longer than 10 years).....        146               191
20 years or less (but longer than 15 years).....        154               218
30 years or less (but longer than 20 years).....        154               244

          (v) Rule 144A Securities: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

          (vi) Asset-backed and mortgage-backed securities: The Moody's Discount Factor applied to asset-backed securities shall be 131%. The Moody's Discount Factor applied to collateralized mortgage obligations shall be determined by reference to the weighted average life of the security in accordance with the table set forth below.

REMAINING TERM TO MATURITY                                     DISCOUNT FACTORS
--------------------------                                     ----------------
3 years or less.............................................         133%
7 years or less (but longer than 3 years)...................         142
10 years or less (but longer than 7 years)..................         158
20 years or less (but longer than 10 years).................         174

          (vii) Convertible Securities:

             (A) Convertible Bonds:

                                         MOODY'S RATING CATEGORY(1)(2)
                                   -----------------------------------------
INDUSTRY CATEGORY                  AAA   AA     A    BAA   BA     B    (N/R)
-----------------                  ---   ---   ---   ---   ---   ---   -----
Utility..........................  162%  167%  172%  188%  195%  199%   300%
Industrial.......................  256%  261%  266%  282%  290%  293%   300%
Financial........................  233%  238%  243%  259%  265%  270%   300%
Transportation...................  250%  265%  275%  285%  290%  295%   300%

---------------

(1) Discount factors are for 7-week exposure period.

(2) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Trust's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a convertible corporate debt security is unrated by Moody's, S&P or Fitch, the Trust will use the percentage set forth under "NR" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

          (ii) Upon conversion to Common Stock, the Discount Factor of 350% will be applied to the Common Stock holdings.

     The Moody's Discount Factor applied to residential mortgage pass-throughs (including private-placement mortgage pass-throughs) shall be determined by reference to the coupon paid by such security in accordance with the table set forth below.

COUPON                                                   DISCOUNT FACTOR
------                                                   ---------------
5%....................................................         166%
6%....................................................         162
7%....................................................         158
8%....................................................         154
9%....................................................         151
10%...................................................         148
11%...................................................         144
12%...................................................         142
13%...................................................         139
                                                            adjustable..

     The Moody's Discount Factor applied to commercial mortgage backed securities will be 250%. In addition, Rule 144A securities will be increased by an additional 120%.

     The Moody's Discount Factor applied to fixed-rate pass-through that are not rated by Moody's and are serviced by a servicer approved by Moody's shall be determined by reference to the table in the following paragraph (relating to whole loans).

     The Moody's Discount Factor applied to whole loans shall be determined by reference to the coupon paid by such security in accordance with the table set forth below.

COUPON                                                   DISCOUNT FACTOR
------                                                   ---------------
5%....................................................         172%
6%....................................................         167
7%....................................................         163
8%....................................................         159
9%....................................................         155
10%...................................................         151
11%...................................................         148
12%...................................................         145
13%...................................................         142
                                                            adjustable..

     "MOODY'S ELIGIBLE ASSETS" means:

          (i) Common Stock, Preferred Stock and any debt security of REITs and Other Real Estate Companies. (a) Common stock of REITs and preferred stock and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/Property Sector Classifications ('Moody's Sector Classifications') listed below and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate issues of common stock, preferred stock, and debt securities, issued by at least 30 issuers;
     (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, and (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and

             (b) Unrated debt securities issued by an issuer which: (A) has not filed for bankruptcy within the past year; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and (E) in the aggregate do not exceed 10% of the discounted Moody's Eligible Assets;

          (ii) Interest rate swaps entered into according to International Swap Dealers Association ('ISDA') standards if (a) the counterparty to the swap transaction has a short-term rating of not less than P-1 by Moody's or A-1 by S&P or Fitch or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A3 or higher by Moody's or A- or higher by S&P or Fitch; (b) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued; (c) the interest rate swap transaction will be marked-to-market daily; (d) an interest rate swap that is in-the-money is discounted at the counterparty's corporate debt rating for the maturity of the swap for purposes of calculating Moody's Eligible Assets; and (e) an interest rate swap that is out-of-the money includes that negative mark-to-market amount as indebtedness for purposes of calculating the Preferred Shares Basic Maintenance amount;

          (iii) U.S. Treasury Securities and Treasury Strips (as defined by Moody's); Short-Term Money Market Instruments so long as (a) such securities are rated at least P-1, (b) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (c) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P or Fitch and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria. In addition, Moody's rated 2a-7 money market funds are also eligible investments; and

          (i) Cash (including, for this purpose, interest and dividends due on assets rated (a) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (b) A2 or higher if the payment date is within thirty days of the Valuation Date, and (c) A1 or higher if the payment date is within 49 days of the relevant valuation date) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (1) settled through clearing house firms with respect to which the Trust has received prior written authorization from Moody's or (2) (A) with counterparties having a Moody's long-term debt rating of at least Baa3 or (B) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.

          (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

          (iii) U.S. Government Securities and U.S. Treasury Strips;

          (iv) Rule 144A Securities;

          (v) Convertible bonds, provided that (A) the issuer of common stock must have a Moody's senior unsecured debt of Caa or better, or an S&P or Fitch rating of CCC or better, (B) the common stock must be traded on the NYSE, AMEX, or NASDAQ, (C) dividends must be paid in U.S. dollars, (D) the portfolio of convertible bonds must be diversified as set forth in the table below, (E) the company shall not hold shares exceeding the average weekly trading volume during the preceding month, and (F) synthetic convertibles are excluded from asset eligibility;

                                       CONVERTIBLE BONDS DIVERSIFICATION GUIDELINES
                                  ------------------------------------------------------
                                  MAXIMUM SINGLE   MAXIMUM SINGLE      MAXIMUM SINGLE
TYPE                              ISSUER (%)(1)     INDUSTRY (%)         STATE (%)
----                              --------------   --------------   --------------------
Utility.........................         4               50                   7(2)
Other...........................         6               20                 n/a

---------------

(1) Percentage represent a portion of the aggregate market value and number of outstanding shares of the convertible stock portfolio.

(2) Utility companies operating in more than one state should be diversified according to the state in which they generate the largest part of their revenues. Publicly available information on utility company revenues by state is available from the Uniform Statistical Report (USR) or the Federal Energy Regulation commission (FERC).

          (vi) Asset-backed and mortgage-backed securities:

             (A) Asset-backed securities if (1) such securities are rated at least Aa3 by Moody's or at least AA- by S&P or Fitch, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities outstanding at the time of purchase of the securities by the Trust and (3) the expected average life of the securities is not greater than 4 years;

             (B) Collateralized mortgage obligations ("CMOs"), including CMOs with interest rates that float at a multiple of the change in the underlying index according to a pre-set formula, provided that any CMO held by the Trust (1) has been rated Aaa by Moody's or AAA by S&P or Fitch, (2) does not have a coupon which floats inversely, (3) is not portioned as an interest-only or principal-only strip and (4) is part of an issuance that had an original issue size of at least $100 million;

             (C) Private-placement mortgage pass-throughs provided that (1) certificates represent a proportional undivided interest in specified pools of fixed-rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties, (2) documentation is held by a trustee or independent custodian, (3) pools of mortgage loans are serviced by servicers that have been approved by FNMA or FHLMC and funds shall be advanced to meet deficiencies to the extent provided in the pooling and servicing agreements creating such certificates, and (4) pools have been rated Aa or better by Moody's; and

             (D) B Notes.

     In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

                                       MAXIMUM SINGLE   MAXIMUM SINGLE   MINIMUM ISSUE SIZE
RATINGS(1)                              ISSUER(2)(3)    INDUSTRY(3)(4)   ($ IN MILLION)(5)
----------                             --------------   --------------   ------------------
Aaa..................................       100%             100%               $100
Aa...................................        20               60                 100
A....................................        10               40                 100
Baa..................................         6               20                 100
Ba...................................         4               12                  50(6)
B1-B2................................         3                8                  50(6)
B3 or below..........................         2                5                  50(6)

---------------

(1) Refers to the preferred stock and senior debt rating of the portfolio holding.

(2) Companies subject to common ownership of 25% or more are considered as one issuer.

(3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(4) Industries are determined according to Moody's Industry Classifications, as defined herein.

(5) Except for preferred stock, which has a minimum issue size of $50 million.

(6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Trust's total assets.

     Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

     Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it (i) is subject to any liens, except for (A) liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Trust will not affect the status of such asset as a Moody's Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust's custodian, transfer agent or registrar or the Auction Agent and (D) liens arising by virtue of any repurchase agreement, or (ii) has been segregated against obligations of the Trust in connection with an outstanding derivative transaction.

     "MOODY'S REAL ESTATE INDUSTRY/PROPERTY SECTOR CLASSIFICATIONS" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (as defined by the National Association of Real Estate Investment Trusts, "NAREIT") or such other classifications as Moody's may from time to time approve for application to the Preferred Shares:

1.   Office
2.   Industrial
3.   Mixed
4.   Shopping Centers
5.   Regional Malls
6.   Free Standing
7.   Apartments
8.   Manufactured Homes
9.   Diversified
10.  Lodging/Resorts
11.  Health Care
12.  Home Financing
13.  Commercial Financing
14.  Finance: Investment Brokerage, Leasing, Syndication,
     Securities
15.  Self Storage

The Trust will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Trust considers necessary.

     "OTHER RATING AGENCY" means any Rating Agency other than or Moody's or Fitch then providing a rating for the Preferred Shares pursuant to the request of the Trust.

     "OTHER RATING AGENCY ELIGIBLE ASSETS" means assets of the Trust designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Trust's assets in connection with such Other Rating Agency's rating of Preferred Shares.

     "OTHER REAL ESTATE COMPANIES" means companies which generally derive at least 50% of their revenue from real estate or have at least 50% of their assets in real estate, but not including REITs.

     "PERFORMING" means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

     "RATING AGENCY" shall mean a nationally recognized statistical rating organization ("NRSRO").

     "REORGANIZATION BONDS" has the meaning set forth under the definition of "Fitch Eligible Assets."

     "RULE 144A SECURITIES" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment advisor acting pursuant to procedures approved by the Board of Trustees of the Trust.

     "SHORT-TERM MONEY MARKET INSTRUMENT" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term of maturity thereof is not in excess of 180 days:

          (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

          (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

          (iii) overnight funds;

          (iv) U.S. Government Securities;

          (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on such Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Trust, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided, further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or Trust company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Trust); and provided further, that the interest receivable by the Trust shall not be subject to any withholding or similar taxes; and

          (vi) Money Market Funds.

     "U.S. GOVERNMENT AGENCIES" means Government National Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Mortgage Association
(FNMA) and the Farm Credit System.

     "U.S. GOVERNMENT OBLIGATIONS" means direct non-callable obligations of the United States (e.g., Treasury Notes, Treasury Bills, and Treasury Bonds), provided that such direct obligations are entitle to the full faith and credit of the United States Treasury Bills and U.S. Treasury Security Strips, provide for the periodic payment of interest and the full payment of principal at maturity. The following conditions also apply to U.S. Government Obligations:

          (i) If a Treasury interest-only strip is to be considered and eligible asset, it must apply the over-collateralization level for the Treasury category following the maturity of the Treasury strip;

          (ii) The trustee thereunder ("USGO Trustee") must have a first, perfected security interest in the underlying collateral;

          (iii) The underlying collateral must be free and clear of third-party claims;

          (iv) The underlying collateral must be registered in the name of the USGO Trustee;

          (v) Treasury Bills with maturities of less than 52 weeks are discounted at the appropriate short-term money market instrument levels;

          (vi) Treasury Bills that mature next day are considered cash equivalent and are valued at 100%; and

          (vii) Over-collateralization levels do not apply to zero-coupon Treasuries

                                   SECTION 5

Initial Rate Periods.


     The Initial Rate Period for shares of Series W28 Preferred Shares shall be the period from and including the Date of Original Issue thereof to but excluding December 18, 2003.


                                   SECTION 6

Date for Purposes of the Definition of "Annual Valuation Date" Contained Under the Heading "Definitions" in this Statement.


     December 31, 2004


                                   SECTION 7

Dividend Payment Dates.


     Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series W28 Preferred Shares, for the Initial Rate Period on December 18, 2003, and on each fourth Thursday thereafter.


                                   SECTION 8

                                   [RESERVED]

                                   SECTION 9

Redemption Provisions Applicable to Initial Rate Periods.

     Not applicable.

                                   SECTION 10

Applicable Rate for Purposes of Subparagraph (b) (iii) of Section 3 of Part II of this Statement.


     For purposes of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to 80% of the Reference Rate.


                                   SECTION 11

Certain Restrictions and Requirements

     "FITCH HEDGING TRANSACTIONS" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Fitch or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, any index approved by Fitch or Treasury Bonds and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Fitch or Treasury bonds ("Fitch Hedging Transactions"), subject to the following limitations:

          (a) The Trust may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Trust by the Trust's taking the opposite position thereto ("closing transactions")) that would cause the Trust at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

          (b) The Trust will not engage in any Fitch Hedging Transaction based on Treasury Bonds (other than closing transactions) that would cause the Trust at the time of such transaction to own or have sold:

             (i) Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch Eligible Assets owned by the Trust and rated AA by Fitch (or, if not rated by Fitch Ratings, rated Aa by Moody's; or, if not rated by Moody's, rated AAA by S&P) or

             (ii) Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch Eligible Assets owned by the Trust (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated A or BBB by Fitch (or, if not rated by Fitch Ratings, rated Baa by Moody's; or, if not rated by Moody's, rated A or AA by S&P) (for purposes of the foregoing clauses (a) and (b), the Trust shall be deemed to own futures contracts that underlie any outstanding options written by the Trust);

          (c) The Trust may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Trust.

          (d) The Trust may not enter into an option or futures transaction unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

     "MOODY'S HEDGING TRANSACTIONS" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, subject to the following limitations:

          (a) the Trust will not engage in any Moody's Hedging Transaction based on any index approved by Moody's (other than Closing Transactions) that would cause the Trust at the time of such transaction to own or have sold:

             (i) Outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or

             (ii) Outstanding financial futures contracts based on any index approved by Moody's having a Market Value exceeding 50% of the Market Value of all portfolio securities of the Trust constituting Moody's Eligible Assets owned by the Trust;

          (b) The Trust will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Trust at the time of such transaction to own or have sold:

             (i) Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Trust and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AA by S&P, or if not rated by Moody's but rated by Fitch, rated AA by Fitch); or

             (ii) Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 50% of the aggregate Market Value of all portfolio securities of the Trust constituting Moody's Eligible Assets owned by the Trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated BBB or A by S&P, or if not rated by Moody's but rated by Fitch, rated BBB or A by Fitch);

          (c) The Trust will engage in Closing Transactions to close out any outstanding financial futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Moody's and the Trust;

          (d) The Trust will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

          (e) The Trust will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

          (f) The Trust (A) will not engage in options and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative and (B) will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

          (g) The Trust will not enter into an option or futures transaction unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

                                   APPENDIX B

                             RATINGS OF INVESTMENTS

     Standard & Poor's Corporation -- A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

  Long-Term Debt

     An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          2.  Nature of and provisions of the obligation; and

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  Investment Grade

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  Speculative Grade Rating

     Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC Debt rated "CC" has a currently identifiable high vulnerability to default. It typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C Debt rated "C" is currently vulnerable to nonpayment and is dependent upon business, financial and economic conditions for the obligor to meet its financial commitment or obligation. It typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

 Municipal Notes

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest.

SP-3  Speculative capacity to pay principal and interest.

     A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

 Commercial Paper

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with currently high vulnerability for nonpayment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

     Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

  Municipal Bonds

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category

  ShortTerm Loans

MIG 1/VMIG 1 This designation denotes superior credit quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

  Commercial Paper

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -- Leading market positions in well-established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Fitch, Inc. A brief description of the applicable Fitch, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

  Long-Term Credit Ratings

  Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.
       This is the lowest investment-grade category.

  Speculative Grade

BB     Speculative. "BB" ratings indicate that there is a
       possibility of credit risk developing, particularly as the result of adverse economic change over time; however,
       business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this
       category are not investment grade.
B      Highly speculative. "B" ratings indicate that significant
       credit risk is present, but a limited margin of safety
       remains. Financial commitments are currently being met;
       however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC,   High default risk. Default is a real possibility. Capacity
CC,    for meeting financial commitments is solely reliant upon
C      sustained, favorable business or economic developments. A
       "CC" rating indicates that default of some kind appears
       probable. "C" ratings signal imminent default.
DDD,   Default. The ratings of obligations in this category are
DD,    based on their prospects for achieving partial or full
and D  recovery in a reorganization or liquidation of the obligor.
       While expected recovery values are highly speculative and
       cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest
       potential for recovery, around 90%-100% of outstanding
       amounts and accrued interest. "DD" indicates potential
       recoveries in the range of 50%-90%, and "D" the lowest
       recovery potential, i.e., below 50%.
       Entities rated in this category have defaulted on some or
       all of their obligations. Entities rated "DDD" have the
       highest prospect for resumption of performance or continued
       operation with or without a formal reorganization process.
       Entities rated "DD" and "D" are generally undergoing a
       formal reorganization or liquidation process; those rated
       "DD" are likely to satisfy a higher portion of their
       outstanding obligations, while entities rated "D" have a
       poor prospect for repaying all obligations.

  Short-Term Credit Ratings

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added
       "+" to denote any exceptionally strong credit feature.
F2     Good credit quality. A satisfactory capacity for timely
       payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3     Fair credit quality. The capacity for timely payment of
       financial commitments is adequate; however, near-term
       adverse changes could result in a reduction to
       non-investment grade.
B      Speculative. Minimal capacity for timely payment of
       financial commitments, plus vulnerability to near-term
       adverse changes in financial and economic conditions.
C      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D      Default. Denotes actual or imminent payment default.

     Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC", or to short-term ratings other than "F1".

"NR" indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

                                   APPENDIX C
          GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS

     In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the "CFTC"). Certain Strategic Transactions may give rise to taxable income.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

     The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on securities indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

     The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

     The hours of trading for options on debt securities may not conform to the hours during which underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

     Characteristics. The Trust may sell financial futures contracts or purchase put and call options such futures as a hedge against anticipated interest rate changes or other market movements. The sale of futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

     Limitations on Use of Futures and Options on Futures. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.

     Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the Securities Exchange Commission, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

     Strategic Transactions present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

                                   APPENDIX D

                      PROXY VOTING POLICIES AND PROCEDURES

                              AS OF JULY 31, 2003

I. POLICY

     Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities, L.P. ("Clarion") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. PROXY VOTING PROCEDURES

     (a) All proxies received by Clarion will be sent to the Compliance Officer. The Compliance Officer will:

          (1) Keep a record of each proxy received;

          (2) Forward the proxy to the appropriate analyst;

          (3) Determine which accounts managed by Clarion hold the security to which the proxy relates;

          (4) Provide Investor Responsibility Research Center ("IRRC"), Clarion's proxy voting agent, with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Clarion must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

          (5) Absent material conflicts (see Section IV), the analyst will determine how Clarion should vote the proxy. The analyst will send the decision on how Clarion will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for notifying IRRC of the voting decision.

          (6) Clarion retains IRRC, a third party, to assist it in coordinating and voting proxies with respect to client securities. The Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. VOTING GUIDELINES

     In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. A copy of Clarion's guidelines is available upon request.

IV. CONFLICTS OF INTEREST

     (1) The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion.

     (2) If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

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V. DISCLOSURE

     (a) Clarion will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Heather A. Trudel, via e-mail or telephone at heather.trudel@ingclarion.com, phone number (610) 995-8907, in order to obtain information on how Clarion voted such client's proxies and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Clarion voted the client's proxy.

     (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Clarion's Form ADV Part II and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients who have already been offered Clarion's Form ADV Part II in a separate mailing.

VI. RECORDKEEPING

     The Compliance Officer will maintain files relating to Clarion's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. Records of the following will be included in the files:

          (a) Copies of these proxy voting policies and procedures and any amendments thereto.

          (b) A copy of any document Clarion created that was material to making a decision how to vote proxies, or that memorializes that decision.

          (c) A copy of each written client request for information on how Clarion voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

     IRRC retains a copy of each proxy statement that IRRC receives on Clarion's behalf, and these statements are available to Clarion upon request. Additionally, Clarion relies on IRRC to retain a copy of the votes cast, available to Clarion upon request.

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